UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PPT

Putnam Premier Income Trust

Annual report 7|31|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Annual report
7 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	18

Financial statements	23

Federal tax information	105

Shareholder meeting results	105

About the Trustees	106

Officers	108

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Premier Income Trust

A multi-sector approach to fixed income

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today. The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies across the full spectrum of the global bond markets.

A veteran portfolio management team

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Diversified holdings across a wide range of security types and market sectors

Investment allocations by security type

Securitized 47.4%
Credit 35.6%
Government 10.4%
Cash and net other assets 6.6%

Investment allocations by sector

High-yield corporate bonds 26.3%
Agency CMO 18.3%
Commercial MBS 15.2%
Emerging-market bonds 13.6%
Residential MBS (non-agency) 13.1%
International Treasury/agency 2.6%
Investment-grade corporate bonds 2.2%
Bank loans 1.3%
Agency pass-through 0.8%
Cash and net other assets 6.6%
0
5
10
15
20
25

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

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Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the 12 months ended July 31, 2013?

From the summer of 2012 into the spring of 2013, the market environment was favorable, buoyed by an improving economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. Within this environment, spread sectors, meaning sectors that trade at a yield premium to U.S. Treasuries, generally performed well.

In May, however, the market backdrop became less hospitable, as concern about higher interest rates weighed on sentiment, leading investors to take profits. The debate that began in May about when the Federal Reserve would begin tapering its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. During this time, interest rates rose and yield curves steepened globally. In July, the Fed clarified its stance, stating that monetary policy would remain highly accommodative until the economy was back on its feet. In response, investors breathed a sigh of relief and interest rates declined modestly.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

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Turning to performance, the fund outpaced its benchmark by a sizable margin during the period. What factors fueled this solid showing?

I think it’s important to point out that the fund’s benchmark is composed of U.S. Treasury and agency securities, which performed relatively poorly during the past year. That said, the biggest overall contributors were our mortgage credit holdings — both non-agency residential mortgage-backed securities [RMBS] and commercial mortgage-backed securities [CMBS] — as investors took advantage of attractive spreads and positive underlying fundamentals in these sectors. Later in the period, we sought to reduce risk by shifting the fund’s allocation from RMBS into CMBS, which were performing better.

Positions in high-yield and emerging-market [EM] bonds also bolstered the fund’s performance. For most of the period, both sectors benefited from persistent demand for higher-yielding securities. However, as interest rates rose in May and June, EM debt fell sharply, pulled down by unfavorable capital flows and market “technicals” [supply and demand dynamics], as well as concern about growth in China and weak commodity demand.

Our term-structure positioning, meaning our duration — or interest-rate sensitivity — and yield-curve strategy, was another contributor. In the United States, we sought to limit the fund’s interest-rate risk by maintaining a relatively short duration for most of the period, while also positioning the fund for a modestly steeper yield curve. Later in the period, we lengthened the portfolio’s duration

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

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in an effort to tactically position the fund to potentially benefit from any pullback in rates following the May-to-June rise. Our duration stance hampered performance versus the benchmark, because the fund’s duration was slightly longer than that of the benchmark as rates rose. At the same time, as the yield curve steepened dramatically during May and June, the fund had less exposure to this than did the benchmark, which aided relative performance and more than offset the negative impact of the fund’s duration. Overseas, we maintained short-duration positioning in Japan and Switzerland, which worked well as rates rose in those countries. However, this benefit was partially offset by long-duration positioning in Australia, Canada, and Sweden as rates rose in those nations.

Lastly, our prepayment strategy, which was implemented primarily with interest-only collateralized mortgage obligations [IO CMOs], modestly contributed, despite negative performance in April and May. During those two months, with interest rates still at extremely low levels, IO CMOs underperformed due to fears about a possible acceleration in the pace of mortgage refinancing. Persistently low mortgage rates tend to hurt the performance of IO CMOs because the mortgages underlying the securities are refinanced more rapidly. When rates rose from early May into June, investors were encouraged that higher

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/13. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.

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rates may slow the pace of refinancing and mortgage prepayment speeds. As a result, CMOs — particularly those of the interest-only [IO] variety — rebounded nicely in June and July.

Which strategies hampered the fund’s performance?

Our active currency strategy, which is implemented with long and short positions using forward currency contracts, proved detrimental, as currency markets were volatile during the period. Specifically, our tactical exposure to the euro, the Czech koru, and the Australian dollar were the primary detractors. On the plus side, our underweight exposure to the Japanese yen was beneficial and helped to partially offset the overall negative outcome of our currency strategy. The yen weakened significantly following the Bank of Japan’s announcement that it would take a more aggressive approach toward monetary easing. Late in the period, we significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions, particularly in emerging markets. We felt this was prudent in light of heightened risk in the marketplace.

How did you use derivatives during the period?

We used Treasury futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve. We also used interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivative contracts.

8 Premier Income Trust

associated with our CMO holdings. We employed total return swaps as a hedging tool and to help manage the fund’s sector exposure. Lastly, we utilized forward currency contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

The fund reduced its distribution rate during the period. What led to this decision?

The fund’s distribution rate was lowered to $0.026 per share from $0.030 per share in December, due primarily to declining yields in the marketplace and to reduced gains from our prepayment strategies.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, the Fed has concluded that the economy is in a much healthier state than when the latest round of quantitative easing began, and that if this pace of improvement continues, it would be prudent to begin scaling back, or “tapering,” its bond-buying program. We expect the central bank to discuss the time frame for tapering at its September 2013 meeting. In our view, the Fed appears poised to reduce the pace of its bond buying soon after its September meeting, and end its purchases roughly six months later. This would conclude a period of monetary expansion and move the Fed to a neutral stance. From that point, we believe many more months will pass before the Fed begins to increase the federal funds rate.

Outside the United States, the global environment appears to be relatively stable, except for China, where weaker growth and high consumer debt levels have created challenges for a government that is trying to stimulate domestic demand. Peripheral eurozone economies have performed better than we anticipated, thanks to sharply lower interest rates in those countries. Core European economies were somewhat weaker than

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

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we expected, but data near the end of the period from Germany, the Netherlands, and Switzerland were encouraging.

As for interest rates, while we believe global rates are likely to move higher over the medium to longer term, we think the degree of increase during May and June was more than the current economic environment warrants. Consequently, as noted above, we modestly lengthened the portfolio’s duration in June as a tactical play to potentially capitalize on near-term rate declines.

In terms of portfolio positioning, following the liquidity-driven sell-off in various spread sectors, we selectively added CMBS and high-yield bonds, seeking to benefit from wider spreads and improved relative value in these sectors. We also continued to find value in IO CMOs, believing that these securities may benefit should rates move higher from current levels.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; and Paul D. Scanlon, CFA.

10 Premier Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 7/31/13

				Lipper Flexible
			Barclays	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	7.74%	6.89%	6.57%	7.22%

10 years	99.56	88.05	55.36	90.62
Annual average	7.15	6.52	4.50	6.64

5 years	47.73	42.77	23.17	46.79
Annual average	8.12	7.38	4.26	7.94

3 years	19.70	–0.25	8.25	22.46
Annual average	6.18	–0.08	2.68	6.98

1 year	9.79	–1.06	–2.54	7.02

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/13, there were 5, 5, 4, 4, and 1 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/13

Distributions

Number		12

Income		$0.328

Capital gains		—

Total		$0.328

Share value	NAV		Market price

7/31/12	$5.76		$5.63

7/31/13	5.96		5.25

Current rate (end of period)	NAV		Market price

Current dividend rate*	5.23%		5.94%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

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Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.72%	6.98%

10 years	94.21	82.62
Annual average	6.86	6.21

5 years	44.88	44.61
Annual average	7.70	7.66

3 years	20.18	5.08
Annual average	6.32	1.67

1 year	11.79	6.14

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by  Fannie Mae, Ginnie Mae, or Freddie Mac.  One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal.

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There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

18 Premier Income Trust

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees

Premier Income Trust 19

(determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

20 Premier Income Trust

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds) for the one-year, three-year and five-year periods ended December  31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 5, 5 and 4 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services.

Premier Income Trust 21

In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

22 Premier Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust (the fund), including the fund’s portfolio, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2013

24 Premier Income Trust

The fund’s portfolio 7/31/13

MORTGAGE-BACKED SECURITIES (46.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (18.0%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.836s, 2032	$648,456	$1,010,836
IFB Ser. 3408, Class EK, 25.024s, 2037	226,405	324,991
IFB Ser. 2979, Class AS, 23.573s, 2034	92,196	121,351
IFB Ser. 3072, Class SM, 23.096s, 2035	411,672	588,967
IFB Ser. 3072, Class SB, 22.95s, 2035	368,741	525,296
IFB Ser. 3998, Class KS, IO, 6.509s, 2027	4,600,599	708,780
IFB Ser. 3895, Class SM, IO, 6.459s, 2040	7,796,922	1,251,533
IFB Ser. 4048, Class GS, IO, 6.459s, 2040	4,432,591	864,577
IFB Ser. 3940, Class PS, IO, 6.459s, 2040	10,890,813	1,721,838
IFB Ser. 3860, Class SP, IO, 6.409s, 2040	7,943,991	1,217,258
IFB Ser. 4032, Class SA, IO, 6.309s, 2042	8,498,714	1,484,575
IFB Ser. 4125, Class SH, IO, 5.959s, 2042	4,922,870	869,379
IFB Ser. 4112, Class SC, IO, 5.959s, 2042	18,950,446	3,268,843
IFB Ser. 4105, Class LS, IO, 5.959s, 2041	5,351,096	1,045,444
IFB Ser. 3922, Class CS, IO, 5.909s, 2041	3,470,497	512,164
IFB Ser. 308, Class S1, IO, 5.751s, 2043	5,804,000	1,315,186
Ser. 3632, Class CI, IO, 5s, 2038	1,208,552	94,352
Ser. 3626, Class DI, IO, 5s, 2037	510,019	15,255
Ser. 304, Class C27, IO, 4 1/2s, 2042	12,050,767	2,162,149
Ser. 4122, Class TI, IO, 4 1/2s, 2042	8,019,798	1,492,484
Ser. 4000, Class PI, IO, 4 1/2s, 2042	4,645,049	796,626
Ser. 4019, Class GI, IO, 4 1/2s, 2041	19,605,090	3,252,484
Ser. 4024, Class PI, IO, 4 1/2s, 2041	9,594,497	1,679,018
Ser. 3747, Class HI, IO, 4 1/2s, 2037	1,045,757	122,466
Ser. 3751, Class MI, IO, 4s, 2034	4,649,063	80,289
Ser. 3740, Class KI, IO, 4s, 2033	1,381,516	11,922
Ser. 304, Class C53, IO, 4s, 2032	4,941,701	734,436
Ser. 4105, Class HI, IO, 3 1/2s, 2041	4,930,541	779,568
Ser. 304, IO, 3 1/2s, 2027	10,413,429	1,207,125
Ser. 304, Class C37, IO, 3 1/2s, 2027	7,673,371	898,398
Ser. 4165, Class TI, IO, 3s, 2042	21,174,034	2,947,426
Ser. 4183, Class MI, IO, 3s, 2042	8,618,217	1,179,834
Ser. 4210, Class PI, IO, 3s, 2041	6,476,319	769,063
Ser. T-57, Class 1AX, IO, 0.402s, 2043	4,797,102	55,784
Ser. 4077, Class TO, PO, zero %, 2041	3,272,495	2,558,044
FRB Ser. 3326, Class WF, zero %, 2035	5,072	4,894

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.76s, 2036	443,199	856,620
IFB Ser. 07-53, Class SP, 23.503s, 2037	362,027	525,752
IFB Ser. 08-24, Class SP, 22.587s, 2038	355,892	532,059
IFB Ser. 05-75, Class GS, 19.68s, 2035	355,916	484,024
IFB Ser. 05-83, Class QP, 16.9s, 2034	442,528	578,806
IFB Ser. 10-99, Class NS, IO, 6.41s, 2039	5,887,253	750,036
IFB Ser. 404, Class S13, IO, 6.21s, 2040	7,659,775	1,335,906
IFB Ser. 10-35, Class SG, IO, 6.21s, 2040	6,146,850	1,026,708

Premier Income Trust 25

MORTGAGE-BACKED SECURITIES (46.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 12-132, Class SB, IO, 6.01s, 2042	$15,943,376	$2,196,678
IFB Ser. 13-19, Class DS, IO, 6.01s, 2041 F	10,277,394	2,031,364
IFB Ser. 13-41, Class SP, IO, 6.01s, 2040	3,572,360	623,198
IFB Ser. 09-100, Class SA, IO, 6.01s, 2039	3,192,593	319,259
IFB Ser. 13-18, Class SB, IO, 5.96s, 2041	4,573,949	820,109
IFB Ser. 12-105, Class S, IO, 5.86s, 2042	3,760,947	664,042
IFB Ser. 10-46, Class WS, IO, 5.56s, 2040	5,529,106	682,623
Ser. 374, Class 6, IO, 5 1/2s, 2036	1,027,567	152,316
Ser. 12-132, Class PI, IO, 5s, 2042	10,193,753	1,880,136
Ser. 398, Class C5, IO, 5s, 2039	637,493	86,189
Ser. 10-13, Class EI, IO, 5s, 2038	363,415	15,764
Ser. 378, Class 19, IO, 5s, 2035	2,644,015	409,817
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	21,751,610	3,523,108
Ser. 409, Class 81, IO, 4 1/2s, 2040	10,917,624	2,205,531
Ser. 409, Class 82, IO, 4 1/2s, 2040	11,395,206	2,000,257
Ser. 366, Class 22, IO, 4 1/2s, 2035	1,130,483	92,078
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	4,521,848	466,157
Ser. 13-44, Class PI, IO, 4s, 2043	6,819,097	1,149,657
Ser. 13-60, Class IP, IO, 4s, 2042	4,899,382	883,743
Ser. 12-96, Class PI, IO, 4s, 2041	4,781,259	774,421
Ser. 406, Class 2, IO, 4s, 2041	4,513,622	849,915
Ser. 406, Class 1, IO, 4s, 2041	3,084,116	595,234
Ser. 409, Class C16, IO, 4s, 2040	7,580,345	1,446,631
Ser. 12-145, Class TI, 3s, 2042	10,299,701	1,188,586
Ser. 12-148, Class CI, IO, 3s, 2042	5,732,361	680,775
Ser. 13-35, Class IP, IO, 3s, 2042 F	8,574,478	1,057,893
Ser. 13-53, Class JI, IO, 3s, 2041	6,905,388	1,018,545
Ser. 13-23, Class PI, IO, 3s, 2041	9,083,582	1,037,436
Ser. 03-W10, Class 1, IO, 1.252s, 2043	835,756	30,916
Ser. 00-T6, IO, 0.747s, 2030	3,777,311	80,268
Ser. 99-51, Class N, PO, zero %, 2029	44,862	42,840

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.884s, 2041	6,088,080	6,290,143
IFB Ser. 10-151, Class SL, IO, 6.508s, 2039	2,551,387	439,145
IFB Ser. 10-163, Class SI, IO, 6.437s, 2037	7,670,539	1,150,573
IFB Ser. 10-35, Class CS, IO, 6.278s, 2040	9,926,015	1,823,915
IFB Ser. 10-67, Class SE, IO, 6.258s, 2040	2,793,012	493,805
IFB Ser. 13-91, Class SP, IO, 6.108s, 2042	8,338,725	1,620,881
IFB Ser. 12-149, Class LS, IO, 6.058s, 2042	10,311,282	1,701,362
IFB Ser. 10-26, Class QS, IO, 6.058s, 2040	5,023,323	907,338
IFB Ser. 13-87, Class SA, IO, 6.008s, 2043	7,300,286	1,204,059
IFB Ser. 10-120, Class SB, IO, 6.008s, 2035	1,210,998	115,457
IFB Ser. 13-99, Class SL, IO, 5.958s, 2043	8,028,000	1,498,908
IFB Ser. 10-20, Class SC, IO, 5.958s, 2040	4,909,392	830,915
IFB Ser. 12-77, Class MS, IO, 5.908s, 2042	4,143,369	1,017,239
IFB Ser. 11-128, Class TS, IO, 5.858s, 2041	3,618,011	746,034

26 Premier Income Trust

MORTGAGE-BACKED SECURITIES (46.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-158, Class SA, IO, 5.858s, 2040	$2,684,601	$456,006
IFB Ser. 10-151, Class SA, 5.858s, 2040	2,666,559	453,102
IFB Ser. 10-61, Class SJ, IO, 5.858s, 2040	7,244,004	1,163,677
IFB Ser. 13-99, Class AS, IO, 5.851s, 2043	3,242,000	685,229
IFB Ser. 10-89, Class SD, IO, 5.738s, 2040	3,998,223	644,721
IFB Ser. 11-70, Class SM, IO, 5.698s, 2041	5,451,000	1,355,718
IFB Ser. 11-70, Class SH, IO, 5.698s, 2041	5,599,000	1,393,311
IFB Ser. 10-43, Class KS, IO, 5.558s, 2040	6,497,580	946,697
IFB Ser. 10-31, Class SA, IO, 5.558s, 2040	8,196,378	1,282,848
IFB Ser. 10-37, Class SG, IO, 5.508s, 2040	5,470,603	847,068
IFB Ser. 10-115, Class BS, IO, 5.208s, 2040	8,863,257	1,294,567
Ser. 13-22, Class IE, IO, 5s, 2043	7,978,609	1,582,007
Ser. 13-22, Class OI, IO, 5s, 2043	7,386,110	1,461,913
Ser. 13-3, Class IT, IO, 5s, 2043	6,588,476	1,319,942
Ser. 13-6, Class IC, IO, 5s, 2043	6,353,572	1,187,737
Ser. 12-146, Class IO, IO, 5s, 2042	6,134,684	1,052,221
Ser. 13-6, Class CI, IO, 5s, 2042	4,539,246	909,302
Ser. 10-35, Class UI, IO, 5s, 2040	3,551,049	731,210
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	11,696,698	2,259,556
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	2,341,729	467,690
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	3,187,133	397,467
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	843,705	143,008
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	27,582,117	5,666,713
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	2,984,585	421,931
Ser. 11-73, Class IP, IO, 4 1/2s, 2039	7,726,793	997,050
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	9,543,509	1,338,095
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	3,970,883	424,527
Ser. 13-38, Class LI, IO, 4s, 2043	8,520,837	1,796,363
Ser. 12-56, Class IB, IO, 4s, 2042	4,627,603	854,555
Ser. 12-47, Class CI, IO, 4s, 2042	11,500,802	2,076,926
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	20,443,956	3,459,731
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	6,899,871	1,024,200
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	12,533,525	2,007,871
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	17,724,506	2,557,469
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	9,141,159	1,503,538
Ser. 11-70, PO, zero %, 2041	9,914,055	7,703,419
Ser. 06-36, Class OD, PO, zero %, 2036	14,592	13,474

Structured Agency Credit Risk Debt Notes
FRB Ser. 13-DN1, Class M2, 7.34s, 2023	525,000	544,688
FRB Ser. 13-DN1, Class M1, 3.59s, 2023	580,000	585,438

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
5.985s, 2045	7,506,535	1,313,644

		148,932,435
Commercial mortgage-backed securities (15.2%)
Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class J, 6 1/8s, 2036	32,315	28,114
Ser. 01-1, Class K, 6 1/8s, 2036	670,325	293,863
Ser. 07-5, Class XW, IO, 0.367s, 2051	185,464,455	1,967,221

Premier Income Trust 27

MORTGAGE-BACKED SECURITIES (46.2%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust FRB Ser. 05-5,
Class D, 5.229s, 2045		$1,456,000	$1,399,362

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 5.888s, 2050 F		922,000	875,774
FRB Ser. 06-PW12, Class AJ, 5.754s, 2038		1,500,000	1,533,510
Ser. 05-PWR7, Class D, 5.304s, 2041		1,026,000	932,531
Ser. 05-PWR7, Class B, 5.214s, 2041		1,641,000	1,683,132
FRB Ser. 05-T20, Class C, 5.143s, 2042		1,518,000	1,462,138

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class C, 5.435s, 2039		936,000	893,880
Ser. 06-PW14, Class XW, IO, 0.659s, 2038		44,546,612	908,751

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.748s, 2049		3,592,000	3,733,658
Ser. 06-C5, Class AJ, 5.482s, 2049		2,069,000	2,031,286

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045		917,000	802,834

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.119s, 2044		2,160,000	2,065,500
Ser. 07-CD5, Class XS, IO, 0.039s, 2044		57,656,614	251,356

Commercial Mortgage Trust
FRB Ser. 07-C9, Class F, 5.8s, 2049		1,138,000	1,075,410
Ser. 07-C9, Class AJ, 5.65s, 2049		670,000	698,743
Pass-Through Certificates, FRB Ser. 04-LB3A, Class E,
5.354s, 2037		1,522,000	1,537,068

Commercial Mortgage Trust 144A

FRB Ser. 13-LC6, Class D, 4.291s, 2046		3,424,000	2,852,732
FRB Ser. 13-CR6, Class D, 4.177s, 2046		2,077,000	1,852,909
FRB Ser. 13-CR8, Class D, 3.971s, 2046		1,648,000	1,324,869
FRB Ser. 07-C9, Class AJFL, 0.883s, 2049		3,642,000	3,186,750

Cornerstone Titan PLC 144A
FRB Ser. 05-CT2A, Class E, 1.55s, 2014 (Ireland)	GBP	266,121	360,304
FRB Ser. 05-CT1A, Class D, 1.55s, 2014 (Ireland)	GBP	868,987	1,110,435

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038		$950,000	973,467

Credit Suisse Mortgage Capital Certificates Ser. 06-C5,
Class AX, IO, 0.244s, 2039		56,767,477	999,108

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		1,062,787	43,574

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		650,239	38,884

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.444s, 2044		2,001,000	1,923,387

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	554,090

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.055s, 2020 F		4,569,952	91,213

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035		891,000	545,354

28 Premier Income Trust

MORTGAGE-BACKED SECURITIES (46.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.294s, 2045	$709,000	$666,460
FRB Ser. 06-C1, Class AJ, 5.292s, 2044	597,000	586,272

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class B,
4.965s, 2041	1,054,000	905,123

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	1,127,000	1,038,981
FRB Ser. 05-GG3, Class D, 4.986s, 2042	1,937,000	1,913,157

GS Mortgage Securities Trust Ser. 05-GG4, Class AJ,
4.782s, 2039	2,015,000	2,000,506

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	2,168,000	2,055,264
FRB Ser. 11-GC3, Class D, 5.543s, 2044	833,000	820,590
FRB Ser. GC10, Class D, 4.285s, 2046	923,000	770,890
Ser. 05-GG4, Class XC, IO, 0.744s, 2039	120,613,798	1,206,138

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.19s, 2030 (Cayman Islands)	779,289	498,745

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051	3,204,000	3,268,721
FRB Ser. 06-LDP7, Class AJ, 5.863s, 2045	825,000	830,796
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	1,231,000	1,023,729
Ser. 06-LDP6, Class AJ, 5.565s, 2043	2,039,000	2,062,245
FRB Ser. 04-CBX, Class E, 5.126s, 2037	4,261,000	3,651,251
FRB Ser. 04-CBX, Class B, 5.021s, 2037	573,000	567,533
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	1,965,000	1,772,173
FRB Ser. 13-C10, Class D, 4.161s, 2047	1,358,000	1,100,946

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class B, 6.171s, 2051	1,675,000	1,632,140
FRB Ser. 07-CB20, Class C, 6.171s, 2051	1,904,000	1,760,534
FRB Ser. 12-LC9, Class E, 4.428s, 2047	4,672,000	3,902,012
Ser. 07-CB20, Class X1, IO, 0.137s, 2051	114,801,741	1,051,010

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,951,082	1,970,593
Ser. 98-C4, Class J, 5.6s, 2035	965,000	1,039,884

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	1,131,000	1,124,327
Ser. 06-C6, Class E, 5.541s, 2039	1,750,000	1,580,950
Ser. 06-C6, Class D, 5.502s, 2039	1,500,000	1,404,600
FRB Ser. 06-C6, Class C, 5.482s, 2039	1,028,000	958,404
Ser. 04-C8, Class E, 4.986s, 2039	1,467,000	1,468,834

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.385s, 2028 F	138,112	14

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.253s, 2051	917,000	935,523
FRB Ser. 05-CIP1, Class B, 5.18s, 2038	1,046,000	972,780
Ser. 04-KEY2, Class D, 5.046s, 2039	2,993,000	2,917,277
Ser. 05-MCP1, Class D, 5.023s, 2043	1,017,000	970,320

Premier Income Trust 29

MORTGAGE-BACKED SECURITIES (46.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	$1,228,000	$1,129,760

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.606s, 2037	352,113	16,303
Ser. 07-C5, Class X, IO, 5.508s, 2049	3,122,056	58,382

Morgan Stanley/Bank of America/Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.219s, 2046 F	1,299,000	1,052,182

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	2,480,000	2,518,723
FRB Ser. 07-T27, Class AJ, 5.647s, 2042	902,000	979,031
Ser. 07-HQ11, Class C, 5.558s, 2044	1,119,000	957,752
FRB Ser. 06-HQ8, Class D, 5.496s, 2044	1,340,000	1,232,666
FRB Ser. 06-HQ8, Class B, 5.496s, 2044	4,110,000	3,930,804
Ser. 04-IQ8, Class C, 5.3s, 2040	3,200,000	3,277,760

Morgan Stanley Capital I Trust 144A FRB Ser. 04-RR,
Class F7, 6s, 2039 F	2,658,453	2,498,619

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	376,000	282,000

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,027,507	154,126

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	1,619,000	1,494,966
Ser. 13-C6, Class D, 4.355s, 2046	2,512,000	2,070,139

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.997s, 2045	3,032,000	2,995,616
FRB Ser. 06-C25, Class AJ, 5.731s, 2043	1,273,000	1,305,207
Ser. 06-C24, Class AJ, 5.658s, 2045	1,315,000	1,279,890
Ser. 03-C9, Class E, 5.289s, 2035	2,500,000	2,478,125
Ser. 07-C34, IO, 0.341s, 2046	30,237,595	365,875

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class H, 5.445s, 2035	3,208,000	3,054,658
FRB Ser. 04-C15, Class G, 5.395s, 2041 F	1,500,000	1,432,098

		125,024,611
Residential mortgage-backed securities (non-agency) (13.0%)
Banc of America Funding Corp.
Ser. 06-2, Class 2A2, 6 1/4s, 2036	1,010,000	993,133
Ser. 06-2, Class 2A13, 6s, 2036	2,368,423	2,368,423
FRB Ser. 07-C, Class 07-C, 2.761s, 2036	4,357,037	3,866,870
FRB Ser. 06-G, Class 2A5, 0.472s, 2036	1,102,625	956,527

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	409,476	241,591
Ser. 13-RR1, Class 3A3, 14.95s, 2037	942,119	781,959
Ser. 13-RR1, Class 2A4, 10.57s, 2036	2,160,000	2,122,200
Ser. 13-RR1, Class 9A4, 10.35s, 2036	650,000	643,500
Ser. 13-RR1, Class 3A2, 4s, 2037	927,915	923,275
Ser. 13-RR1, Class 4A2, 4s, 2037	870,218	859,340
Ser. 12-RR10, Class 8A2, 4s, 2036	845,126	832,449
Ser. 13-RR1, Class 1A2, 2.86s, 2035	1,510,000	1,087,200
FRB Ser. 12-RR10, Class 9A2, 2.673s, 2035	2,320,000	1,902,400

30 Premier Income Trust

MORTGAGE-BACKED SECURITIES (46.2%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 3A3, 16.35s, 2036		$1,907,852	$1,246,304
FRB Ser. 12-RR12, Class 2A3, 12.825s, 2035		835,032	768,230
FRB Ser. 12-RR11, Class 5A3, 12.292s, 2037		452,003	262,162
FRB Ser. 13-RR2, Class 3A2, 8.735s, 2036		800,000	740,000
FRB Ser. 10-RR12, Class 6A1, 6s, 2037		2,316,155	2,420,382
Ser. 12-RR12, Class 3A2, 4s, 2037		1,814,836	1,787,614
Ser. 12-RR11, Class 4A2, 4s, 2037		1,252,470	1,236,814
Ser. 12-RR12, Class 1A2, 4s, 2037		505,359	499,042
Ser. 12-RR12, Class 2A2, 4s, 2035		715,088	706,150
FRB Ser. 09-RR11, Class 2A2, 2.47s, 2035		1,970,000	1,496,412
Ser. 09-RR7, Class 1A7, IO, 1.781s, 2046		74,577,049	2,493,670
Ser. 09-RR7, Class 2A7, IO, 1.591s, 2047		68,812,485	2,793,787

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.065s, 2034		79,080	5,651

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-2, Class 3A2, 9.491s, 2037		1,370,000	1,305,747
FRB Ser. 11-12, Class 2A2, 0.56s, 2035		2,080,000	1,550,846

Countrywide Alternative Loan Trust FRB Ser. 06-HY11, Class A1,
0.31s, 2036		1,211,033	838,640

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-4R, Class 3A4, 2.716s, 2038		1,500,000	1,230,000
FRB Ser. 09-13R, Class 5A2, 0.71s, 2035		1,350,000	1,215,000
FRB Ser. 08-4R, Class 1A4, 0.589s, 2037		1,200,000	798,000

DSLA Mortgage Loan Trust Ser. 04-AR2, Class X2, IO, PO,
2.484s, 2044		12,076,573	639,660

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.05s, 2043 (United Kingdom)	GBP	746,898	1,118,607
FRB Ser. 03-2, Class 2C1, 2.76s, 2043 (United Kingdom)	EUR	2,002,000	2,622,078

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021		$7,976	7,952

GSR Mortgage Loan Trust FRB Ser. 05-AR4, Class 3A5,
2.645s, 2035		2,100,000	1,886,010

JPMorgan Mortgage Trust FRB Ser. 07-A1, Class 3A4,
2.815s, 2035		1,101,910	870,845

Lavender Trust 144A Ser. 10-RR2A, Class A3, 6 1/4s, 2036		800,000	836,000

MLCC Mortgage Investors, Inc. Ser. 04-A, Class XA2, IO,
1.22s, 2029		15,807,924	692,387

Mortgage IT Trust FRB Ser. 05-3, Class A2, 0.54s, 2035		1,169,197	952,896

Nomura Resecuritization Trust 144A FRB Ser. 11-2RA,
Class 1A2, 5.141s, 2046		2,699,700	2,557,965

Residential Accredit Loans, Inc. Ser. 05-QR1, Class A, 6s, 2034		5,976,702	6,081,294

Structured Asset Mortgage Investments, Inc. FRB Ser. 04-AR7,
Class B1, 1.092s, 2035		1,291,556	785,861

WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR14, Class B1, 2.432s, 2035		1,661,911	963,908
Ser. 05-AR17, Class X, IO, PO, 1.645s, 2045		16,575,678	929,760
Ser. 04-AR10, Class X, IO, PO, 1.626s, 2044		5,248,748	257,178
Ser. 05-AR11, Class X, IO, PO, 1.512s, 2045		29,557,099	1,294,601

Premier Income Trust 31

MORTGAGE-BACKED SECURITIES (46.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, PO, 1 1/2s, 2045	$26,916,425	$1,361,971
FRB Ser. 06-AR1, Class 2A1B, 1.232s, 2046	5,320,431	4,365,946
FRB Ser. 06-AR1, Class 2A1C, 1.232s, 2046	4,075,872	2,282,488
FRB Ser. 06-AR3, Class A1B, 1.162s, 2046	2,526,968	1,920,496
FRB Ser. 06-AR17, Class 1A1, 0.973s, 2046	4,438,243	2,174,739
Ser. 06-AR11, Class 2XPP, IO, PO, 0.902s, 2046	11,205,554	291,813
FRB Ser. 05-AR19, Class A1C3, 0.69s, 2045	4,757,256	3,758,233
FRB Ser. 05-AR13, Class A1C3, 0.68s, 2045	9,507,015	7,415,472
FRB Ser. 05-AR17, Class A1C3, 0.67s, 2045	3,534,257	1,908,499
FRB Ser. 05-AR8, Class 2AC2, 0.65s, 2045	2,835,226	2,353,238
FRB Ser. 05-AR11, Class A1B2, 0.64s, 2045	1,708,468	1,426,570
FRB Ser. 05-AR13, Class A1B2, 0.62s, 2045	2,021,944	1,748,981
FRB Ser. 05-AR17, Class A1B2, 0.6s, 2045	1,809,217	1,501,650
FRB Ser. 05-AR15, Class A1B2, 0.6s, 2045	3,122,751	2,513,815
FRB Ser. 05-AR19, Class A1C4, 0.59s, 2045	1,772,187	1,330,381
FRB Ser. 05-AR11, Class A1B3, 0.59s, 2045	4,032,832	3,407,743
FRB Ser. 05-AR8, Class 2AC3, 0.58s, 2045	986,187	818,535
FRB Ser. 05-AR19, Class A1B3, 0.54s, 2045	1,145,741	985,338
FRB Ser. 05-AR6, Class 2AB3, 0.46s, 2045	945,201	812,873

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-12, Class A7, 5 1/2s, 2037	706,001	720,121
FRB Ser. 05-AR6, Class B1, 4.993s, 2035	1,101,983	1,003,135

		107,572,357

Total mortgage-backed securities (cost $367,644,778)		$381,529,403

CORPORATE BONDS AND NOTES (32.8%)*	Principal amount	Value

Basic materials (2.7%)
ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	$150,000	$181,849

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	165,000	155,513

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	260,000	256,750

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	472,000	466,100

Ashland, Inc. 144A sr. unsec. unsub. notes 3s, 2016	955,000	966,938

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	765,000	830,025

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	40,000	38,000

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	200,000	207,000

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	250,000	240,625

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	430,000	451,500

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s,
2016 (Mexico)	880,000	937,200

Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s,
2018 (Mexico)	210,000	234,675

32 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Basic materials cont.
Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021		$460,000	$441,600

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020		152,000	152,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		650,000	677,625

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		290,000	305,950

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		478,000	487,560

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		420,000	427,350

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		209,000	206,126

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021		400,000	387,000

Grohe Holding GmbH 144A company company guaranty
sr. FRN notes 4.209s, 2017 (Germany)	EUR	421,000	559,758

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		$754,000	894,433

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		355,000	376,300

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020		500,000	511,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		310,000	322,400

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 8 7/8s, 2018		190,000	198,075

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		661,000	745,278

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		415,000	410,850

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		145,000	123,250

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		100,000	109,000

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)		600,000	591,000

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	278,220	373,428

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$615,000	693,413

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		401,000	441,100

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		500,000	572,373

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		305,000	341,926

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		750,000	830,384

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		81,000	86,670

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		185,000	197,488

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		200,000	192,560

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		140,000	139,520

Premier Income Trust 33

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Basic materials cont.
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		$360,000	$396,900

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		136,000	137,360

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		130,000	144,300

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		390,000	401,700

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		330,000	323,400

PQ Corp. 144A sr. notes 8 3/4s, 2018		315,000	333,113

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		298,000	327,800

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		320,000	332,800

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		303,000	327,240

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		265,000	259,700

SGL Carbon SE company guaranty sr. sub. FRN notes
Ser. EMTN, 1.453s, 2015 (Germany)	EUR	339,000	438,943

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		$200,000	197,767

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		75,000	78,750

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		95,000	100,225

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		45,000	44,325

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		335,000	351,750

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		528,000	505,560

US Coatings Acquisition, Inc./Flash Dutch 2 BV 144A company
guaranty sr. notes 5 3/4s, 2021 (Netherlands)	EUR	100,000	133,668

USG Corp. sr. unsec. notes 9 3/4s, 2018		$418,000	483,313

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		125,000	125,000

			22,205,456
Capital goods (2.2%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		683,000	718,858

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		974,000	1,103,055

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	176,447	251,907

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	124,648	177,956

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	190,000	268,620

Ardagh Packaging Finance PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)	EUR	130,000	183,793

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		$200,000	193,500

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		365,000	357,700

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		689,000	747,565

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		325,000	334,750

34 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Capital goods cont.
Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		$199,000	$215,915

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		56,000	65,520

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		245,000	258,475

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		244,000	249,490

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		275,000	285,313

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		713,000	786,974

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		61,000	64,050

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		386,000	362,840

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	100,000	142,908

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$345,000	361,388

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		138,000	81,248

Gestamp Funding Luxemburg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		260,000	251,630

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		443,000	444,108

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	145,000	209,455

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$709,000	765,720

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		860,000	1,080,348

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		457,000	463,855

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		165,000	155,513

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		45,000	49,331

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		735,000	762,563

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	279,575

Renaissance Acquisition Corp. 144A company guaranty sr.
unsec. unsub. notes 6 7/8s, 2021		75,000	74,625

Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067
(United Kingdom)	EUR	135,000	186,688

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		$565,000	586,188

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		330,000	363,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		235,000	239,113

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		350,000	377,125

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		185,000	192,400

Premier Income Trust 35

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		$745,000	$758,038

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands) ‡‡	EUR	220,000	297,799

Silver II Borrower/Silver II US Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2020 (Luxembourg)		$300,000	314,250

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		345,000	370,875

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		330,000	356,400

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		100,000	105,000

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		495,000	509,231

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		544,000	587,520

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		519,000	553,384

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021		105,000	111,300

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021		345,000	342,844

			17,999,703
Communication services (4.3%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		472,000	543,980

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	452,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		45,000	50,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		296,000	304,510

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		425,000	397,906

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		160,000	146,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		317,000	336,020

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		95,000	97,138

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020		131,000	138,205

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017		174,000	182,265

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		811,000	859,660

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		237,000	269,588

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		160,000	172,400

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		310,000	298,375

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		170,000	186,575

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022		100,000	105,000

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		717,000	747,473

DISH DBS Corp. company guaranty notes 7 1/8s, 2016		234,000	256,230

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		251,000	266,060

DISH DBS Corp. 144A sr. unsec. notes 4 1/4s, 2018		635,000	623,888

36 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Communication services cont.
Equinix, Inc. sr. unsec. notes 7s, 2021		$305,000	$333,975

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		145,000	168,200

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		1,656,000	1,838,160

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		115,000	115,575

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		488,000	518,500

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		594,000	643,005

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		979,000	1,030,398

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		323,000	351,666

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)		190,000	194,275

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		431,000	463,325

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		957,000	1,007,243

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		605,000	632,225

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	245,000	347,304

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		$285,000	316,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		332,000	365,200

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		85,000	92,225

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		44,000	45,650

Lynx I Corp. 144A sr. notes 6s, 2021	GBP	535,000	834,216

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		$131,000	143,445

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		709,000	769,265

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		555,000	566,100

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		480,000	489,600

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s,
2016 (Mexico)		297,000	297,743

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019 (Mexico)		36,000	31,500

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)		144,000	115,920

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		130,000	142,675

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		245,000	235,200

Premier Income Trust 37

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Communication services cont.
PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		$371,000	$416,448

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	410,000	650,719

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$413,000	403,708

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	155,189

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	428,149

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		153,000	165,623

SBA Telecommunications, Inc. notes 5 3/4s, 2020		125,000	127,813

Sprint Capital Corp. company guaranty 6 7/8s, 2028		350,000	322,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,764,000	1,993,320

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		330,000	350,625

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		370,000	426,425

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		238,000	251,685

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		959,000	1,141,210

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	183,464

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	142,077

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s,
2024 (Luxembourg)	EUR	680,000	940,959

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s,
2022 (Luxembourg)	EUR	200,000	273,826

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	678,000	1,005,371

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
sr. notes 7 1/2s, 2019 (Germany)	EUR	305,000	438,505

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	188,811	265,206

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	825,000	1,057,852

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	677,000	988,766

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$375,000	371,250

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	79,000	131,114

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		$37,000	40,238

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		447,000	479,408

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		759,000	834,900

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	760,000	1,052,267

Wind Acquisition Holdings Finance SA company guaranty sr.
notes 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	281,593	386,418

Windstream Corp. company guaranty sr. unsec. notes
6 3/8s, 2023		$205,000	194,750

38 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	$140,000	$149,100

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	584,000	652,620

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	254,000	270,510

		35,214,591
Consumer cyclicals (5.1%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	60,000	67,125

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	6,000	2,955

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	955,000	766,388

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	211,000	169,328

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	361,000	411,540

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	600,000	681,750

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	130,000	138,450

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	135,000	148,500

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	526,000	541,780

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	244,000	243,695

Bon-Ton Department Stores, Inc. (The) 144A notes 8s, 2021	115,000	118,163

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	505,000	528,988

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	235,000	239,236

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	235,000	251,450

Building Materials Corp. 144A sr. notes 7s, 2020	140,000	149,800

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	360,000	385,200

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	320,000	357,600

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	145,000	149,713

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	128,000	133,040

Caesars Operating Escrow LLC/Caesars Escrow Corp. sr. unsec.
unsub. FRN notes 9s, 2020	1,251,000	1,179,068

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	170,000	187,425

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	235,000	229,713

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	135,000	131,963

Premier Income Trust 39

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022		$83,000	$87,150

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		505,000	561,813

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		100,000	109,000

Cinemark USA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2023		60,000	56,700

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡		740,150	799,362

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021		313,000	308,305

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019		603,000	601,493

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020		461,000	488,660

Clear Channel Worldwide Holdings, Inc. sr. unsec. notes
6 1/2s, 2022		315,000	329,175

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023		307,000	303,163

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		407,000	414,123

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023		90,000	95,850

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		465,000	489,413

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		695,000	733,225

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		115,000	112,125

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		890,000	964,877

Gannett Co., Inc. 144A sr. unsec. FRN notes 5 1/8s, 2020		240,000	239,100

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		160,000	153,600

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		340,000	350,200

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		290,000	305,225

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	600,000	601,922

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$195,000	211,737

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		69,000	77,970

Grupo Televisa, S.A.B sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	6,600,000	445,609

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$407,000	446,174

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		225,000	231,188

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		481,000	538,720

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		245,000	237,650

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		295,000	309,750

40 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		$821,000	$858,971

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	404,965	552,214

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$718,000	818,520

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		175,000	182,000

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020		120,000	131,400

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		260,000	279,500

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		695,000	759,288

L Brands, Inc. sr. notes 5 5/8s, 2022		190,000	196,175

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		130,000	133,900

Lear Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2023		460,000	450,800

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		460,000	492,200

Lennar Corp. 144A company guaranty sr. unsec. notes 5s, 2022		160,000	153,600

Lottomatica Group SpA sub. FRN notes Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	515,000	721,113

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		$196,000	223,854

Mashantucket Western Pequot Tribe company guaranty
sr. unsec. notes 6 1/2s, 2036 F		330,885	46,324

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		274,000	298,660

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)		335,000	331,650

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017		770,000	866,250

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		145,000	157,325

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020		285,000	303,169

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022		255,000	283,050

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021		90,000	94,725

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018 ‡‡		360,000	361,800

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		1,206,979	1,270,345

Navistar International Corp. sr. notes 8 1/4s, 2021		651,000	662,393

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		665,000	683,288

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡		90,000	92,475

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020		200,000	207,000

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018		65,000	70,688

Premier Income Trust 41

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020		$219,000	$215,715

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		666,000	727,605

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		258,000	279,285

Owens Corning company guaranty sr. unsec. notes 9s, 2019		211,000	259,003

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		115,000	126,213

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022		365,000	375,950

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		235,000	253,800

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡		165,000	168,300

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018		50,000	52,125

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020		50,000	51,625

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		120,000	130,200

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		175,000	171,063

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021		175,000	166,688

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		115,000	125,350

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018		315,000	324,450

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		354,000	387,630

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		741,000	802,133

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Netherlands)	EUR	595,000	894,461

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$200,000	224,500

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		255,000	247,350

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		165,000	161,288

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		165,000	166,650

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		50,000	48,500

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		465,000	454,538

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022		25,000	26,750

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020		30,000	31,800

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		255,000	274,763

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		85,000	81,069

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		165,000	159,225

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		569,000	559,043

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		354,700	368,888

42 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$800,000	$916,000

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		115,000	114,713

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	50,000	68,150

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		$229,000	251,900

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		455,000	485,713

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 7 5/8s, 2018		821,000	905,153

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		305,000	313,391

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		801,000	849,060

			41,718,866
Consumer staples (1.9%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	1,500,000	660,379

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		$185,000	197,025

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		115,000	125,638

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
sr. unsec. notes 5 1/2s, 2023		175,000	172,375

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		235,000	225,894

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		432,000	487,620

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		464,000	498,800

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		115,000	117,156

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		530,000	596,913

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		115,000	108,675

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		585,000	546,975

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		142,000	161,525

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		200,000	216,000

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		285,000	276,450

Corrections Corp. of America sr. unsec. FRN notes 4 5/8s, 2023 R		115,000	112,125

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		279,000	308,295

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		265,000	298,790

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		380,000	410,400

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	454,000	688,852

Premier Income Trust 43

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Consumer staples cont.
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$310,000	$284,501

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		935,000	897,600

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		155,000	168,563

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		70,000	74,200

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		170,000	179,350

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	360,000	499,280

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		$150,000	159,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		810,000	832,275

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		245,000	259,088

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020		115,000	124,200

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		415,000	444,050

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		210,000	225,225

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		50,000	53,625

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		500,000	536,250

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021		540,000	544,725

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		535,000	595,856

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	140,156

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		340,000	359,550

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018		879,000	969,098

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		100,000	101,750

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		305,000	305,000

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		356,000	396,940

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		1,044,000	1,174,500

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		164,000	170,970

			15,705,639
Energy (6.7%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		309,000	318,270

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		638,000	609,290

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		340,000	356,150

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		300,000	252,750

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		316,000	270,970

44 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Energy cont.
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		$666,000	$752,958

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		484,000	491,260

Atlas Pipeline Partners LP /Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		140,000	142,800

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		115,000	122,475

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		360,000	381,600

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		694,000	758,195

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		325,000	362,375

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		5,000	5,288

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	145,000	204,427

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$1,022,000	1,131,865

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		115,000	115,863

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		515,000	554,269

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		250,000	250,938

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		204,000	205,275

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	335,946

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$197,000	133,468

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		293,000	315,708

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		1,667,000	1,777,439

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		795,000	798,975

Continental Resources, Inc./OK company guaranty sr. unsec.
notes 4 1/2s, 2023		175,000	171,063

Continental Resources, Inc./OK company guaranty sr. unsec.
unsub. notes 7 1/8s, 2021		187,000	208,505

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		850,000	905,250

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022		150,000	155,250

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021		235,000	233,825

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		302,000	332,578

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		74,000	78,070

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		882,000	864,360

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		234,000	236,340

Premier Income Trust 45

CORPORATE BONDS AND NOTES (32.8%)* cont.	Principal amount	Value

Energy cont.
Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	$340,000	$341,700

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	269,000	293,210

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)	780,000	851,690

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)	575,000	622,438

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	1,855,000	2,280,964

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	316,000	368,706

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	485,000	512,019

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	451,000	462,275

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	719,000	751,355

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	1,002,000	1,012,020

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	40,000	42,000

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	175,000	182,875

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	235,000	246,750

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	275,000	269,500

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	125,000	137,188

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	493,000	491,768

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	150,000	158,250

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	433,000	480,630

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	605,000	568,700

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	184,000	126,960

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656s, 2022 (Russia)	1,080,000	1,188,216

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	528,000	538,560

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	242,000	243,210

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	520,000	405,600

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	620,000	620,763

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	180,000	184,500

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	560,000	575,400

46 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.	Principal amount	Value

Energy cont.
Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	$250,000	$266,250

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	460,000	485,716

Offshore Group Investment, Ltd. 144A company guaranty
sr. notes 7 1/8s, 2023 (Cayman Islands)	345,000	345,863

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	543,000	605,445

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	44,000	44,550

Pemex Project Funding Master Trust company guaranty
sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	363,800

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	270,000	256,500

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	728,000	709,800

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	960,000	1,094,736

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	140,000	136,794

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	960,000	956,002

Petroleos de Venezuela SA company guaranty sr. unsec. notes
8s, 2013 (Venezuela)	1,650,000	1,650,000

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	3,705,000	3,050,067

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	650,000	382,005

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	910,000	859,440

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	2,205,000	1,943,553

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	6,535,000	6,012,200

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)	760,000	756,200

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	315,000	315,000

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)	1,440,000	1,756,800

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 5/8s, 2021	325,000	346,172

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	350,000	378,000

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	175,000	176,750

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	290,000	314,650

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	140,000	140,000

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	175,000	182,000

Premier Income Trust 47

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Energy cont.
Samson Investment Co. 144A sr. unsec. notes 10s, 2020		$950,000	$1,007,000

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021		284,000	281,160

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		150,000	157,500

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018		385,000	410,025

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		190,000	201,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		245,000	259,700

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021		223,000	239,725

Tervita Corp. 144A company guaranty sr. notes 8s,
2018 (Canada)		125,000	129,531

Tervita Corp. 144A company guaranty sr. unsec. unsub. notes
9s, 2018 (Canada)	CAD	125,000	126,011

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		$385,000	400,400

Williams Cos., Inc. (The) notes 7 3/4s, 2031		158,000	186,015

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		750,000	793,125

			55,510,927
Financials (4.2%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		219,000	213,525

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020		210,000	208,425

Air Lease Corp. sr. unsec. notes 6 1/8s, 2017		380,000	399,000

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		335,000	362,944

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015		240,000	258,900

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		1,320,000	1,532,850

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		315,000	385,088

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		375,000	361,688

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		1,080,000	1,049,138

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
bonds 9 3/4s, 2018 (United Kingdom)	EUR	135,000	197,658

Boparan Holdings, Ltd. 144A company guaranty sr. unsec.
unsub. notes 9 7/8s, 2018 (United Kingdom)	GBP	345,000	578,102

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		$135,000	143,944

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		191,000	183,360

CIT Group, Inc. company guaranty sr. notes 5s, 2023		255,000	249,900

CIT Group, Inc. sr. unsec. notes 5s, 2022		920,000	911,950

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		310,000	323,950

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		470,000	519,350

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		380,000	398,525

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		395,000	377,225

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		500,000	498,750

Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	577,553

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		791,000	840,438

48 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Financials cont.
HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	486,000	$668,112

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		$895,000	945,344

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020		388,000	388,000

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		126,000	134,190

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		455,000	464,100

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		175,000	180,250

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021		165,000	158,813

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018		415,000	404,625

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		265,000	281,563

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
perpetual maturity (United Kingdom)		299,000	310,960

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		670,000	688,840

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		177,000	188,948

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		255,000	268,388

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		469,000	498,313

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019		205,000	230,625

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		185,000	198,413

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	497,753

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		488,000	494,100

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		438,000	443,475

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		607,000	611,553

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		230,000	259,900

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		535,000	585,825

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		466,000	472,990

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s,
perpetual maturity (United Kingdom)		525,000	431,813

Royal Bank of Scotland Group PLC jr. sub. FRN notes Ser. MTN,
7.64s, perpetual maturity (United Kingdom)		600,000	546,000

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.092s, perpetual maturity (United Kingdom)	EUR	700,000	810,183

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		$775,000	794,375

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
sr. unsec. notes 5.298s, 2017 (Russia)		550,000	563,995

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		500,000	534,544

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020		200,000	184,500

Premier Income Trust 49

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Financials cont.
State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		$360,000	$374,890

UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s,
perpetual maturity (Jersey)	EUR	182,000	241,896

UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	400,000	585,354

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		$425,000	413,619

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		468,000	505,440

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
perpetual maturity (Russia)		1,650,000	1,765,245

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. REGS
6 1/4s, 2035 (Russia)		1,065,000	1,126,238

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		3,196,000	3,427,710

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		2,406,000	2,544,345

			34,797,490
Health care (2.3%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		455,000	464,100

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		308,000	314,160

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		325,000	349,375

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	506,368

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		$510,000	535,500

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		380,000	405,650

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	455,000	677,395

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		$360,000	367,200

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		182,000	192,238

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	160,000	226,996

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$1,070,000	1,201,075

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		504,000	546,840

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		290,000	303,050

Envision Healthcare Holdings, Inc. 144A sr. unsec. notes
9 1/4s, 2017 ‡‡		470,000	480,575

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		370,000	391,738

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	138,750

HCA, Inc. sr. notes 6 1/2s, 2020		1,898,000	2,087,800

50 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Health care cont.
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		$128,000	$143,680

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		740,000	773,300

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		386,000	405,300

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		202,000	208,565

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		190,000	203,775

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		335,000	380,225

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		911,000	999,823

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		291,000	304,095

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		475,000	526,063

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		277,000	300,545

Priory Group No. 3 PLC 144A company guaranty sr. notes 7s,
2018 (United Kingdom)	GBP	754,000	1,173,301

Rottapharm Ltd. 144A sr. unsec. notes 6 1/8s, 2019 (Ireland)	EUR	275,000	374,809

Service Corp. International/US sr. notes 7s, 2019		$180,000	193,725

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		175,000	176,094

Sky Growth Acquisition Corp. 144A company guaranty sr.
unsec. notes 7 3/8s, 2020		601,000	625,040

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		430,000	458,488

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		640,000	660,800

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019		370,000	392,200

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		455,000	487,988

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021		115,000	107,238

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021		360,000	331,200

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		70,000	74,200

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		170,000	178,925

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020		70,000	72,450

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017		70,000	73,850

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018 (Canada)		505,000	532,775

			19,347,264
Miscellaneous (—%)
MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		$245,000	250,819

			250,819
Technology (1.2%)
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		252,000	193,410

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		825,000	761,063

Premier Income Trust 51

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Technology cont.
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		$52,000	$53,040

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		643,000	654,253

Ceridian Corp. 144A sr. notes 8 7/8s, 2019		92,000	104,190

Ceridian Corp. 144A sr. unsec. notes 11s, 2021		38,000	43,415

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019		183,000	193,980

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021		956,000	1,048,015

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		1,219,000	1,273,855

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		175,000	191,625

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		235,000	246,750

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021		315,000	326,025

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021		325,000	310,375

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		85,000	95,200

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018		285,000	310,650

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		125,000	139,688

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020		1,035,000	1,076,400

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		290,000	314,288

NXP BV/NXP Funding, LLC 144A sr. unsec. notes 5 3/4s,
2023 (Netherlands)		255,000	258,825

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		670,000	649,900

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019		265,000	274,938

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		344,000	373,240

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		431,000	465,480

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	380,000	551,466

			9,910,071
Transportation (0.4%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	1,111,000	1,242,514

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		$170,000	175,950

Aguila 3 SA 144A company guaranty sr. unsec. notes 7 7/8s,
2018 (Luxembourg)		190,000	196,650

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		419,000	456,710

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018		895,000	1,000,163

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		345,000	344,138

			3,416,125

52 Premier Income Trust

CORPORATE BONDS AND NOTES (32.8%)* cont.		Principal amount	Value

Utilities and power (1.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		$1,140,000	$1,322,400

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021		310,000	350,300

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023		160,000	152,000

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		342,000	371,925

Calpine Corp. 144A sr. notes 7 1/4s, 2017		896,000	936,320

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037		615,000	669,674

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019		940,000	1,175

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	178,270

El Paso Natural Gas Co. debs. 8 5/8s, 2022		577,000	735,961

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		784,000	848,680

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022		220,000	244,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020		1,390,000	1,501,200

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020		692,000	779,365

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019		170,000	181,688

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022		120,000	132,000

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020		680,000	775,200

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡		250,295	256,552

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		150,000	136,944

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		644,000	724,500

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	120,225

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		1,525,000	1,706,170

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		1,375,000	1,512,500

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		280,000	282,800

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023		230,000	216,200

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028		145,000	177,465

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		205,000	153,750

Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual
maturity (Sweden)	EUR	364,000	509,002

			14,977,016

Total corporate bonds and notes (cost $262,495,678)			$271,053,967

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.3%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.9%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038		$1,055,062	$1,189,336
4s, TBA, September 1, 2043		6,000,000	6,247,265

			7,436,601

Premier Income Trust 53

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.3%)* cont.		Principal amount	Value

U.S. Government Agency Mortgage Obligations (27.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043		$4,377,915	$4,507,372

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016		3,399	3,767
5 1/2s, TBA, August 1, 2043		5,000,000	5,445,703
4s, TBA, September 1, 2043		24,000,000	24,850,313
4s, TBA, August 1, 2043		24,000,000	24,924,374
3 1/2s, February 1, 2043		988,595	981,219
3 1/2s, TBA, August 1, 2043		152,000,000	153,199,371
3s, TBA, August 1, 2043		13,000,000	12,602,890

			226,515,009

Total U.S. government and agency mortgage obligations (cost $232,042,263)			$233,951,610

U.S. TREASURY OBLIGATIONS (0.4%)*		Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/2s, January 15, 2029 [i]		$228,905	$282,830

U.S. Treasury Notes
1/4s, December 15, 2015 [i]		1,337,000	1,332,133
3/4s, February 28, 2018 [i]		705,000	691,415
1/4s, July 15, 2015 [i]		580,000	579,345
1/4s, May 15, 2015 [i]		222,000	221,998

Total U.S. treasury obligations (cost $3,107,721)			$3,107,721

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (10.6%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$650,790	$384,617

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		1,665,000	1,402,763

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s,
2013 (Argentina)		1,136,000	1,167,240

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		8,973,000	8,412,188

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		8,017,185	4,850,397

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	BRL	3,500	1,513,948

Brazil (Federal Republic of) unsub. notes 10s, 2014 (Brazil)	BRL	2,365	1,048,016

Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	347,500,000	695,108

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$565,000	603,138

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		620,000	655,774

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (India)	INR	53,200,000	864,228

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$1,590,000	1,741,209

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		400,000	394,240

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	414,000	234,235

54 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (10.6%)* cont.	Principal amount/units		Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	294,000	$165,253

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	414,000	232,357

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	644,000	362,360

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	2,254,000	1,266,012

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	524,000	294,115

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	1,044,000	590,429

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	1,444,000	819,894

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	874,000	498,937

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	414,000	236,812

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	934,000	538,967

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	174,000	100,521

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	2,574,000	1,510,947

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	294,000	176,299

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	1,444,000	893,526

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	294,000	186,491

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	1,214,000	786,785

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	4,054,000	2,725,365

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	374,000	263,364

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	1,724,000	1,272,355

Hungary (Government of) sr. unsec. unsub. notes 4 1/8s,
2018 (Hungary)		$900,000	880,006

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		1,755,000	1,551,262

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		1,555,000	1,669,308

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	22,650,000	679,710

Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		$1,275,000	1,071,000

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	3,519,000	5,213,788

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	1,019,000	1,288,496

Premier Income Trust 55

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (10.6%)* cont.	Principal amount/units		Value

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		$49,915	$58,757

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	210,464

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		465,000	478,950

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		4,520,437	5,302,924

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		400,000	414,328

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		300,000	275,601

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		187,524	185,051

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	1,019,000	1,474,298

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		$440,000	462,092

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		3,785,000	4,433,181

Ukraine (Government of) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s,
2017 (Ukraine)		425,000	385,688

Ukraine (Government of) 144A bonds 7 3/4s, 2020 (Ukraine)		230,000	210,450

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		700,000	698,263

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		3,240,000	3,238,926

Ukraine (Government of) 144A sr. unsec. notes 7.8s,
2022 (Ukraine)		725,000	650,688

United Mexican States sr. unsec. notes 5 3/4s, 2110 (Mexico)		1,120,000	1,047,200

United Mexican States unsec. bonds Ser. M20, 10s,
2024 (Mexico)	MXN	62,070,000	6,520,612

United Mexican States unsec. bonds Ser. M 6 1/2s,
2022 (Mexico)	MXN	87,932,000	7,098,309

Venezuela (Republic of) sr. unsec. bonds 7s, 2038 (Venezuela)		$650,000	436,716

Venezuela (Republic of) unsec. notes 10 3/4s, 2013 (Venezuela)		2,510,000	2,519,011

Venezuela (Republic of) 144A unsec. bonds 13 5/8s,
2018 (Venezuela)		2,215,000	2,378,799

Total foreign government and agency bonds and notes (cost $91,469,046)			$87,721,768

SENIOR LOANS (1.3%)* [c]		Principal amount	Value

Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018		$480,000	$474,000

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018		318,400	319,196

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		55,683	55,933

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.443s, 2018		2,069,191	1,831,604

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		511,954	516,434

Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017		529,000	541,696

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.945s, 2019		973,000	895,647

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018		338,448	339,717

56 Premier Income Trust

SENIOR LOANS (1.3%)* [c] cont.		Principal amount	Value

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016		$444,077	$442,173

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.2s, 2014 ‡‡		199,113	194,301

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.2s, 2014 ‡‡		113,336	110,597

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020		345,000	348,019

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R		261,126	261,942

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018		485,000	488,031

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017		116,972	118,825

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018		370,000	370,694

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		200,387	198,384

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)		245,000	245,613

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017		139,200	139,200

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.721s, 2017		1,360,286	952,626

Travelport, LLC bank term loan FRN 9 1/2s, 2016		599,922	617,170

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡		119,956	119,807

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020		310,000	313,342

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020		197,498	198,393

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020		310,000	313,875

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018		106,625	106,958

Total senior loans (cost $10,840,437)			$10,514,177

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.90)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.90	$114,840,483	$513,337

2.70/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.70	114,840,483	430,652

Credit Suisse International
(2.885)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.885	114,840,483	594,874

2.685/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.685	114,840,483	403,090

Total purchased swap options outstanding (cost $3,365,054)			$1,941,953

PREFERRED STOCKS (0.2%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		815	$807,308

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.		16,450	436,748

M/I Homes, Inc. $2.438 pfd.		8,790	224,145

Total preferred stocks (cost $1,108,497)			$1,468,201

CONVERTIBLE PREFERRED STOCKS (0.2%)*		Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.		18,917	$945,850

United Technologies Corp. $3.75 cv. pfd.		4,800	307,824

Total convertible preferred stocks (cost $1,127,836)			$1,253,674

Premier Income Trust 57

COMMON STOCKS (0.1%)*	Shares	Value

Tribune Co. †	7,741	$489,231

Tribune Co. Class 1C F	675,896	168,974

Trump Entertainment Resorts, Inc. †	224	448

Total common stocks (cost $378,207)		$658,653

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$230,000	$278,588

Total convertible bonds and notes (cost $251,632)		$278,588

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	117	$9,302

Total warrants (cost $351)				$9,302

SHORT-TERM INVESTMENTS (9.3%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.02% L	19,883,474	$19,883,474

SSgA Prime Money Market Fund 0.02% P	14,620,000	14,620,000

U.S. Treasury Bills with an effective yield of 0.13%,
March 6, 2014 # Δ §	$699,000	698,705

U.S. Treasury Bills with an effective yield of 0.09%,
April 3, 2014 # Δ §	6,428,000	6,424,940

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, May 29, 2014 # Δ §	35,440,000	35,417,779

Total short-term investments (cost $77,037,206)		$77,044,898

TOTAL INVESTMENTS

Total investments (cost $1,050,868,706)		$1,070,533,915

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
ZAR	South African Rand

58 Premier Income Trust

Key to holding’s abbreviations

ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $825,433,303.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $362,604,659 to cover certain derivatives contracts.

Premier Income Trust 59

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	82.3%	Ireland	0.8%

Russia	2.2	Brazil	0.7

Venezuela	1.9	Canada	0.7

Mexico	1.8	Germany	0.6

Argentina	1.5	Ukraine	0.6

Greece	1.2	Indonesia	0.5

Luxembourg	1.1	Other	3.1

United Kingdom	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $418,346,318)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$4,061,360	$4,142,883	$(81,523)

	Australian Dollar	Sell	10/18/13	4,061,360	4,094,388	33,028

	British Pound	Buy	9/18/13	6,843	6,839	4

	British Pound	Sell	9/18/13	6,843	6,897	54

	Canadian Dollar	Sell	10/18/13	1,337,262	1,306,998	(30,264)

	Euro	Buy	9/18/13	301,505	296,716	4,789

	Euro	Sell	9/18/13	301,505	294,748	(6,757)

	Japanese Yen	Buy	8/22/13	5,088,596	5,038,060	50,536

	Japanese Yen	Sell	8/22/13	5,088,596	5,108,820	20,224

	Singapore Dollar	Sell	8/22/13	2,825,237	2,847,168	21,931

	South Korean Won	Buy	8/22/13	1,905,388	1,895,755	9,633

	South Korean Won	Sell	8/22/13	1,905,388	1,875,883	(29,505)

	Swiss Franc	Buy	9/18/13	2,069,041	2,081,415	(12,374)

	Swiss Franc	Sell	9/18/13	2,069,041	2,024,006	(45,035)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	7,457,228	7,534,123	(76,895)

	Australian Dollar	Sell	10/18/13	7,457,228	7,612,298	155,070

	Brazilian Real	Sell	10/18/13	918,622	938,828	20,206

	British Pound	Sell	9/18/13	7,760,772	7,839,337	78,565

	Canadian Dollar	Sell	10/18/13	1,100,245	1,092,580	(7,665)

	Euro	Sell	9/18/13	8,732,347	8,593,828	(138,519)

	Indonesian Rupiah	Sell	8/22/13	603,043	552,745	(50,298)

	Japanese Yen	Sell	8/22/13	3,388,429	3,303,001	(85,428)

60 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $418,346,318) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Malaysian Ringgit	Buy	8/22/13	$2,748,840	$2,980,694	$(231,854)

	Malaysian Ringgit	Sell	8/22/13	2,748,840	2,887,368	138,528

	Mexican Peso	Sell	10/18/13	2,470,249	2,445,511	(24,738)

	New Taiwan Dollar	Buy	8/22/13	640,812	649,090	(8,278)

	New Taiwan Dollar	Sell	8/22/13	640,812	645,439	4,627

	Norwegian Krone	Buy	9/18/13	2,163,394	2,036,686	126,708

	Polish Zloty	Sell	9/18/13	181,943	172,343	(9,600)

	Russian Ruble	Buy	9/18/13	329,827	337,220	(7,393)

	Russian Ruble	Sell	9/18/13	329,827	334,640	4,813

	Singapore Dollar	Sell	8/22/13	4,703,378	4,725,471	22,093

	Swedish Krona	Buy	9/18/13	2,858,441	2,874,542	(16,101)

	Swedish Krona	Sell	9/18/13	2,858,441	2,811,959	(46,482)

	Swiss Franc	Sell	9/18/13	2,183,946	2,122,600	(61,346)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	3,006,875	3,085,329	(78,454)

	Australian Dollar	Sell	10/18/13	3,006,875	3,031,126	24,251

	Brazilian Real	Sell	10/18/13	1,240,239	1,268,189	27,950

	British Pound	Sell	9/18/13	2,368,441	2,381,945	13,504

	Canadian Dollar	Sell	10/18/13	1,976,010	1,950,418	(25,592)

	Euro	Sell	9/18/13	1,353,448	1,294,297	(59,151)

	Japanese Yen	Sell	8/22/13	2,621,889	2,869,293	247,404

	Swedish Krona	Buy	9/18/13	61,058	60,627	431

	Swedish Krona	Sell	9/18/13	61,058	58,768	(2,290)

	Swiss Franc	Sell	9/18/13	4,218,722	4,136,231	(82,491)

	Thai Baht	Buy	8/22/13	1,861,601	1,981,392	(119,791)

	Thai Baht	Sell	8/22/13	1,861,601	1,925,022	63,421

	Turkish Lira	Sell	9/18/13	5,785	6,343	558

Credit Suisse International
	Australian Dollar	Buy	10/18/13	462,142	514,859	(52,717)

	British Pound	Sell	9/18/13	2,128,160	2,091,250	(36,910)

	Canadian Dollar	Sell	10/18/13	2,072,605	2,062,131	(10,474)

	Chinese Yuan	Buy	8/22/13	2,566,930	2,538,671	28,259
	(onshore)

	Chinese Yuan	Sell	8/22/13	2,566,930	2,544,260	(22,670)
	(onshore)

	Czech Koruna	Sell	9/18/13	1,244,271	1,237,574	(6,697)

	Euro	Sell	9/18/13	1,397,622	1,316,508	(81,114)

	Indonesian Rupiah	Buy	8/22/13	608,473	638,997	(30,524)

	Indonesian Rupiah	Sell	8/22/13	608,473	629,135	20,662

	Japanese Yen	Sell	8/22/13	2,599,296	2,702,321	103,025

	Mexican Peso	Sell	10/18/13	2,266,646	2,243,884	(22,762)

	New Taiwan Dollar	Buy	8/22/13	640,812	651,524	(10,712)

	New Taiwan Dollar	Sell	8/22/13	640,812	645,439	4,627

Premier Income Trust 61

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $418,346,318) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Norwegian Krone	Buy	9/18/13	$1,068,916	$1,181,107	$(112,191)

	Philippine Peso	Buy	8/22/13	1,268,368	1,339,732	(71,364)

	Philippine Peso	Sell	8/22/13	1,268,368	1,301,554	33,186

	Polish Zloty	Buy	9/18/13	2,184,029	2,168,568	15,461

	Polish Zloty	Sell	9/18/13	2,184,029	2,155,263	(28,766)

	Russian Ruble	Buy	9/18/13	138,621	141,713	(3,092)

	Russian Ruble	Sell	9/18/13	138,621	140,623	2,002

	Swedish Krona	Sell	9/18/13	2,550,161	2,595,545	45,384

	Swiss Franc	Sell	9/18/13	6,414,126	6,334,616	(79,510)

	Turkish Lira	Sell	9/18/13	5,734	6,615	881

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	2,544,196	2,564,886	(20,690)

	Australian Dollar	Sell	10/18/13	2,544,196	2,610,607	66,411

	British Pound	Sell	9/18/13	2,142,151	2,218,399	76,248

	Canadian Dollar	Sell	10/18/13	536,907	524,991	(11,916)

	Euro	Sell	9/18/13	3,028,226	3,062,150	33,924

	Japanese Yen	Buy	8/22/13	5,646,826	5,516,668	130,158

	Japanese Yen	Sell	8/22/13	5,646,826	5,653,711	6,885

	Norwegian Krone	Buy	9/18/13	334,605	324,555	10,050

	Norwegian Krone	Sell	9/18/13	334,605	338,333	3,728

	Polish Zloty	Buy	9/18/13	655,486	646,602	8,884

	Polish Zloty	Sell	9/18/13	655,486	642,303	(13,183)

	Swedish Krona	Buy	9/18/13	161,565	160,405	1,160

	Swedish Krona	Sell	9/18/13	161,565	155,519	(6,046)

	Swiss Franc	Sell	9/18/13	4,248,232	4,076,614	(171,618)

Goldman Sachs International
	British Pound	Sell	9/18/13	714,455	722,956	8,501

	Canadian Dollar	Sell	10/18/13	2,075,812	2,070,434	(5,378)

	Euro	Sell	9/18/13	6,210,798	6,124,218	(86,580)

	Japanese Yen	Buy	8/22/13	8,678,917	8,466,501	212,416

	Japanese Yen	Sell	8/22/13	8,678,917	8,605,358	(73,559)

	Norwegian Krone	Buy	9/18/13	462,809	448,951	13,858

	Norwegian Krone	Sell	9/18/13	462,809	467,880	5,071

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	937,608	979,322	(41,714)

	British Pound	Sell	9/18/13	430,528	442,225	11,697

	Canadian Dollar	Sell	10/18/13	1,467,771	1,435,305	(32,466)

	Chinese Yuan	Sell	8/22/13	2,489,890	2,484,817	(5,073)
	(offshore)

	Euro	Buy	9/18/13	4,151,620	4,146,478	5,142

	Euro	Sell	9/18/13	4,151,620	4,078,294	(73,326)

	Indian Rupee	Sell	8/22/13	810,347	846,191	35,844

	Indonesian Rupiah	Sell	8/22/13	603,043	594,602	(8,441)

62 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $418,346,318) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Japanese Yen	Buy	8/22/13	$5,011,054	$4,898,845	$112,209

	Japanese Yen	Sell	8/22/13	5,011,054	5,003,589	(7,465)

	Norwegian Krone	Buy	9/18/13	2,171,999	2,083,446	88,553

	Philippine Peso	Buy	8/22/13	622,526	657,357	(34,831)

	Philippine Peso	Sell	8/22/13	622,526	631,957	9,431

	Polish Zloty	Buy	9/18/13	642,508	640,790	1,718

	Polish Zloty	Sell	9/18/13	642,508	634,473	(8,035)

	Russian Ruble	Buy	9/18/13	11,923	12,187	(264)

	Russian Ruble	Sell	9/18/13	11,923	12,104	181

	Swedish Krona	Buy	9/18/13	2,073,236	2,095,051	(21,815)

	Swedish Krona	Sell	9/18/13	2,073,236	2,076,157	2,921

	Swiss Franc	Buy	9/18/13	320,717	322,630	(1,913)

	Swiss Franc	Sell	9/18/13	320,717	313,786	(6,931)

	Thai Baht	Buy	8/22/13	617,132	656,037	(38,905)

	Thai Baht	Sell	8/22/13	617,132	631,788	14,656

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	6,176,143	6,263,160	(87,017)

	Australian Dollar	Sell	10/18/13	6,176,143	6,315,655	139,512

	British Pound	Buy	9/18/13	4,104,091	4,126,991	(22,900)

	British Pound	Sell	9/18/13	4,104,091	4,078,253	(25,838)

	Canadian Dollar	Sell	10/18/13	2,323,226	2,325,953	2,727

	Chinese Yuan	Buy	8/22/13	1,594,577	1,576,142	18,435
	(onshore)

	Chinese Yuan	Sell	8/22/13	1,594,577	1,580,305	(14,272)
	(onshore)

	Czech Koruna	Sell	9/18/13	1,244,276	1,235,531	(8,745)

	Euro	Sell	9/18/13	1,973,756	1,871,055	(102,701)

	Japanese Yen	Buy	8/22/13	6,350,374	6,254,493	95,881

	Japanese Yen	Sell	8/22/13	6,350,374	6,442,628	92,254

	Malaysian Ringgit	Buy	8/22/13	2,110,866	2,237,883	(127,017)

	Malaysian Ringgit	Sell	8/22/13	2,110,866	2,218,462	107,596

	Mexican Peso	Sell	10/18/13	1,817,400	1,792,951	(24,449)

	New Taiwan Dollar	Buy	8/22/13	640,812	648,202	(7,390)

	New Taiwan Dollar	Sell	8/22/13	640,812	645,873	5,061

	Norwegian Krone	Buy	9/18/13	1,355,529	1,432,187	(76,658)

	Polish Zloty	Buy	9/18/13	1,427,775	1,419,184	8,591

	Polish Zloty	Sell	9/18/13	1,427,775	1,393,833	(33,942)

	Russian Ruble	Sell	9/18/13	140,815	139,632	(1,183)

	Singapore Dollar	Sell	8/22/13	4,703,221	4,709,345	6,124

	South Korean Won	Buy	8/22/13	1,913,575	1,903,289	10,286

	South Korean Won	Sell	8/22/13	1,913,575	1,885,063	(28,512)

	Swedish Krona	Sell	9/18/13	2,651	22,884	20,233

	Swiss Franc	Sell	9/18/13	2,107,847	2,093,380	(14,467)

Premier Income Trust 63

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $418,346,318) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	$2,006,223	$2,054,754	$(48,531)

	Australian Dollar	Sell	10/18/13	2,006,223	2,022,369	16,146

	British Pound	Sell	9/18/13	4,104,243	4,138,824	34,581

	Euro	Sell	9/18/13	1,659,743	1,635,190	(24,553)

State Street Bank and Trust Co.
	Australian Dollar	Sell	10/18/13	2,036,180	2,016,825	(19,355)

	Brazilian Real	Sell	10/18/13	1,390,051	1,422,946	32,895

	British Pound	Sell	9/18/13	2,746,656	2,778,792	32,136

	Canadian Dollar	Sell	10/18/13	2,658,003	2,633,960	(24,043)

	Chilean Peso	Sell	10/18/13	1,027,562	1,059,831	32,269

	Czech Koruna	Sell	9/18/13	1,244,276	1,235,783	(8,493)

	Euro	Sell	9/18/13	149,555	104,528	(45,027)

	Israeli Shekel	Sell	10/18/13	265,695	259,562	(6,133)

	Japanese Yen	Sell	8/22/13	1,310,475	1,418,369	107,894

	Mexican Peso	Sell	10/18/13	1,726,558	1,709,351	(17,207)

	Norwegian Krone	Buy	9/18/13	246,278	281,663	(35,385)

	Polish Zloty	Buy	9/18/13	895,269	876,040	19,229

	Polish Zloty	Sell	9/18/13	895,269	900,394	5,125

	Singapore Dollar	Sell	8/22/13	5,018,684	5,029,007	10,323

	South Korean Won	Buy	8/22/13	1,268,019	1,244,093	23,926

	South Korean Won	Sell	8/22/13	1,268,019	1,227,496	(40,523)

	Swedish Krona	Buy	9/18/13	2,126,509	2,110,777	15,732

	Swedish Krona	Sell	9/18/13	2,126,509	2,115,411	(11,098)

	Swiss Franc	Sell	9/18/13	1,297,786	1,230,228	(67,558)

UBS AG
	Australian Dollar	Buy	10/18/13	2,018,831	2,055,172	(36,341)

	Australian Dollar	Sell	10/18/13	2,018,831	2,050,247	31,416

	British Pound	Sell	9/18/13	4,225,144	4,264,076	38,932

	Canadian Dollar	Sell	10/18/13	685,588	641,943	(43,645)

	Euro	Buy	9/18/13	12,652,183	12,497,225	154,958

	Euro	Sell	9/18/13	12,652,183	12,435,609	(216,574)

	Japanese Yen	Buy	8/22/13	3,465,418	3,406,216	59,202

	Japanese Yen	Sell	8/22/13	3,465,418	3,490,660	25,242

	Mexican Peso	Sell	10/18/13	1,857,247	1,843,444	(13,803)

	New Taiwan Dollar	Buy	8/22/13	1,207,171	1,230,983	(23,812)

	New Taiwan Dollar	Sell	8/22/13	1,207,171	1,217,319	10,148

	Norwegian Krone	Buy	9/18/13	1,435,283	1,501,096	(65,813)

	Philippine Peso	Buy	8/22/13	1,233,858	1,304,172	(70,314)

	Philippine Peso	Sell	8/22/13	1,233,858	1,267,995	34,137

	Polish Zloty	Buy	9/18/13	1,285,017	1,281,581	3,436

	Polish Zloty	Sell	9/18/13	1,285,017	1,270,281	(14,736)

	Russian Ruble	Sell	9/18/13	522,131	525,582	3,451

64 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $418,346,318) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	Singapore Dollar	Sell	8/22/13	$4,703,221	$4,700,410	$(2,811)

	Swedish Krona	Sell	9/18/13	118,576	124,261	5,685

	Swiss Franc	Sell	9/18/13	4,218,721	4,131,333	(87,388)

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	1,114,578	1,181,625	(67,047)

	British Pound	Sell	9/18/13	156,335	161,431	5,096

	Canadian Dollar	Sell	10/18/13	1,493,523	1,459,932	(33,591)

	Euro	Sell	9/18/13	3,645,475	3,588,314	(57,161)

	Japanese Yen	Sell	8/22/13	544,448	775,664	231,216

Total						$(612,173)

FUTURES CONTRACTS OUTSTANDING at 7/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	5	$533,930	Sep-13	$(15,154)

Euro-Bobl 5 yr (Long)	17	2,845,538	Sep-13	(2,087)

Euro-Bund 10 yr (Short)	292	55,305,355	Sep-13	507,599

Euro-Buxl 30 yr Bond (Short)	21	3,603,359	Sep-13	31,359

Japanese Government Bond
10 yr (Short)	2	2,933,715	Sep-13	(8,997)

Japanese Government Bond
10 yr Mini (Long)	15	2,199,980	Sep-13	6,373

U.K. Gilt 10 yr (Long)	218	37,368,359	Sep-13	(261,734)

U.S. Treasury Bond 30 yr (Long)	83	11,127,188	Sep-13	(164,626)

U.S. Treasury Note 10 yr (Short)	299	37,804,813	Sep-13	(144,115)

Total				$(51,382)

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/13 (premiums $3,353,951)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.80)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.80	$76,053,300	$579,526

2.80/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.80	76,053,300	611,469

Credit Suisse International
(2.785)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.785	76,053,300	543,781

2.785/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.785	76,053,300	685,240

Total			$2,420,016

Premier Income Trust 65

TBA SALE COMMITMENTS OUTSTANDING at 7/31/13 (proceeds receivable $56,268,438)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
September 1, 2043	$6,000,000	9/12/13	$6,212,579

Federal National Mortgage Association, 4s, August 1, 2043	24,000,000	8/12/13	24,924,374

Federal National Mortgage Association, 3 1/2s,
August 1, 2043	25,000,000	8/12/13	25,197,265

Total			$56,334,218

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$71,948,700 E	$(644,773)	9/18/23	2.20%	3 month USD-	$3,539,763
					LIBOR-BBA

	69,127,400 E	998,575	9/18/23	3 month USD-	2.20%	(3,021,875)
				LIBOR-BBA

CAD	10,630,000	—	5/1/23	3 month CAD-BA-	2.135%	(679,882)
				CDOR

CAD	25,409,000	—	4/26/23	2.17%	3 month CAD-	1,537,521
					BA-CDOR

CAD	4,087,000	—	6/3/23	2.515%	3 month CAD-	134,776
					BA-CDOR

CAD	3,459,000	—	7/22/23	3 month CAD-BA-	2.82%	(33,602)
				CDOR

CAD	8,089,000	—	7/25/23	2.9725%	3 month CAD-	(27,529)
					BA-CDOR

Barclays Bank PLC
	$3,430,000	(39,445)	6/19/23	3 month USD-	2.00%	(269,814)
				LIBOR-BBA

	4,288,000	(4,592)	6/19/15	0.40%	3 month USD-	(862)
					LIBOR-BBA

	80,221,000 E	162,046	9/18/15	3 month USD-	0.45%	50,539
				LIBOR-BBA

	397,445,000 E	61,177	9/18/15	0.45%	3 month USD-	613,627
					LIBOR-BBA

	10,988,000 E	131,289	9/18/23	3 month USD-	2.20%	(507,773)
				LIBOR-BBA

	4,298,000 E	13,084	9/18/43	3.15%	3 month USD-	428,529
					LIBOR-BBA

	6,590,000 E	2,525	9/18/18	1.15%	3 month USD-	162,530
					LIBOR-BBA

	55,540,000 E	(529,518)	9/18/23	2.20%	3 month USD-	2,700,689
					LIBOR-BBA

AUD	9,721,000	—	5/3/23	3.7425%	6 month AUD-	266,731
					BBR-BBSW

AUD	8,216,000	—	5/22/23	3.86%	6 month AUD-	160,431
					BBR-BBSW

66 Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
AUD	3,416,000	$—	7/12/23	6 month AUD-BBR-	4.341%	$49,057
				BBSW

AUD	1,555,000	—	7/23/23	6 month AUD-BBR-	4.201%	5,022
				BBSW

EUR	95,799,000 E	—	8/3/17	1 month EUR-	1.41727%	178,425
				EONIA-OIS-
				COMPOUND

EUR	9,341,000	—	5/21/23	1.567%	6 month EUR-	400,080
					EURIBOR-
					Telerate

EUR	17,561,000	—	5/22/23	6 month EUR-	1.595%	(691,066)
				EURIBOR-Telerate

EUR	3,184,000	—	5/31/23	1.751%	6 month EUR-	65,513
					EURIBOR-
					Telerate

EUR	3,308,000	—	6/6/23	1.779%	6 month EUR-	59,000
					EURIBOR-
					Telerate

GBP	6,323,000	—	8/15/31	3.6%	6 month GBP-	(831,313)
					LIBOR-BBA

JPY	845,497,000	—	5/13/23	6 month JPY-	0.7375%	(187,208)
				LIBOR-BBA

JPY	631,161,000	—	5/24/43	6 month JPY-	1.95%	7,989
				LIBOR-BBA

JPY	2,201,513,000	—	5/29/43	1.965%	6 month JPY-	(106,572)
					LIBOR-BBA

SEK	22,106,000	—	5/2/23	2.065%	3 month SEK-	165,183
					STIBOR-SIDE

SEK	50,839,000	—	5/10/23	2.195%	3 month SEK-	291,493
					STIBOR-SIDE

SEK	67,007,000	—	5/16/23	2.1835%	3 month SEK-	397,793
					STIBOR-SIDE

Citibank, N.A.
	$14,717,000 E	(157,278)	9/18/43	3 month USD-	3.15%	(1,579,823)
				LIBOR-BBA

	101,235,000 E	16,246	9/18/15	0.45%	3 month USD-	156,962
					LIBOR-BBA

	15,816,000 E	23,049	9/18/18	1.15%	3 month USD-	407,061
					LIBOR-BBA

	24,963,000 E	63,722	9/18/23	2.20%	3 month USD-	1,515,570
					LIBOR-BBA

CZK	447,195,000	—	8/1/15	6 month CZK-	0.795%	(16,554)
				PRIBOR-PRBO

Premier Income Trust 67

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
	$114,614,000 E	$54,321	9/18/18	1.15%	3 month USD-	$2,837,149
					LIBOR-BBA

	19,230,000 E	32,383	9/18/15	3 month USD-	0.45%	5,654
				LIBOR-BBA

	134,047,600 E	950,386	9/18/23	3 month USD-	2.20%	(6,845,822)
				LIBOR-BBA

	18,416,700 E	(384,555)	9/18/23	2.20%	3 month USD-	686,560
					LIBOR-BBA

	120,976,000 E	(53,211)	9/18/15	0.45%	3 month USD-	114,947
					LIBOR-BBA

	8,060,000 E	59,381	9/18/43	3.15%	3 month USD-	838,460
					LIBOR-BBA

AUD	14,134,000	—	4/26/23	6 month AUD-BBR-	3.8725%	(249,009)
				BBSW

AUD	9,268,000	—	5/10/23	6 month AUD-BBR-	3.73%	(264,757)
				BBSW

AUD	8,147,000	—	5/23/23	3.88%	6 month AUD-	147,088
					BBR-BBSW

CAD	6,292,000	—	5/6/23	3 month CAD-BA-	2.2625%	(334,705)
				CDOR

CAD	6,840,000	—	4/25/23	3 month CAD-BA-	2.208%	(390,744)
				CDOR

CAD	15,718,000	—	4/29/23	3 month CAD-BA-	2.15%	(981,030)
				CDOR

CAD	5,264,000	—	6/20/23	3 month CAD-BA-	2.825%	(37,005)
				CDOR

CHF	10,035,000	—	5/3/23	1.0075%	6 month CHF-	424,721
					LIBOR-BBA

CHF	10,035,000	—	5/3/23	1.01875%	6 month CHF-	413,153
					LIBOR-BBA

EUR	32,040,000	—	6/28/14	0.85%	6 month EUR-	(189,293)
					EURIBOR-
					REUTERS

EUR	28,481,000	—	5/22/23	6 month EUR-	1.601%	(1,099,145)
				EURIBOR-Telerate

EUR	6,316,000	—	5/27/23	1.643%	6 month EUR-	214,262
					EURIBOR-
					Telerate

SEK	50,651,000	—	5/2/23	2.07%	3 month SEK-	374,967
					STIBOR-SIDE

SEK	60,942,000	—	5/27/23	3 month SEK-	2.2275%	(330,664)
				STIBOR-SIDE

SEK	44,982,000	—	6/3/23	3 month SEK-	2.3475%	(172,050)
				STIBOR-SIDE

68 Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
	$69,419,000 E	$6,815	9/18/15	0.45%	3 month USD-	$103,308
					LIBOR-BBA

	72,493,000 E	(52,305)	9/18/18	3 month USD-	1.15%	(1,812,435)
				LIBOR-BBA

	34,456,000 E	16,098	9/18/23	3 month USD-	2.20%	(1,987,863)
				LIBOR-BBA

	1,187,000 E	4,138	9/18/43	3.15%	3 month USD-	118,874
					LIBOR-BBA

Goldman Sachs International
	46,597,000 E	(541,923)	9/18/18	1.15%	3 month USD-	589,452
					LIBOR-BBA

	47,844,000	—	5/21/23	3 month USD-	2.077%	(2,737,088)
				LIBOR-BBA

	23,826,000	—	5/22/23	2.06875%	3 month USD-	1,382,468
					LIBOR-BBA

	42,904,000 E	294,040	9/18/43	3 month USD-	3.15%	(3,853,061)
				LIBOR-BBA

	31,344,700 E	(142,149)	9/18/23	2.20%	3 month USD-	1,680,860
					LIBOR-BBA

	57,211,000 E	5,221	9/18/15	3 month USD-	0.45%	(74,302)
				LIBOR-BBA

	1,175,000 E	2,265	9/18/18	3 month USD-	1.15%	(26,264)
				LIBOR-BBA

	76,293,300 E	1,079,483	9/18/23	3 month USD-	2.20%	(3,357,735)
				LIBOR-BBA

AUD	7,759,000	—	5/1/23	3.775%	6 month AUD-	194,092
					BBR-BBSW

AUD	29,873,000	—	4/26/23	6 month AUD-BBR-	3.8825%	(503,249)
				BBSW

AUD	4,933,000	—	5/27/23	3.955%	6 month AUD-	61,737
					BBR-BBSW

CAD	8,374,000	—	4/25/23	3 month CAD-BA-	2.2069%	(479,133)
				CDOR

CAD	12,187,000	—	5/23/23	2.41%	3 month CAD-	503,943
					BA-CDOR

CAD	6,316,000	—	5/30/23	2.534%	3 month CAD-	195,444
					BA-CDOR

CHF	27,397,000	—	5/2/23	6 month CHF-	1.008%	(1,156,091)
				LIBOR-BBA

CHF	8,122,000	—	5/13/23	1.0325%	6 month CHF-	329,070
					LIBOR-BBA

CHF	6,596,000	—	5/16/23	1.065%	6 month CHF-	246,148
					LIBOR-BBA

CHF	4,095,000	—	7/1/23	6 month CHF-	1.5175%	23,587
				LIBOR-BBA

Premier Income Trust 69

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
CHF	14,900,000	$—	7/2/23	6 month CHF-	1.515%	$81,619
				LIBOR-BBA

CHF	14,900,000	—	7/3/23	6 month CHF-	1.5275%	100,143
				LIBOR-BBA

EUR	414,324,000 E	—	8/6/17	1 month EUR-	1.102%	(981,129)
				EONIA-OIS-
				COMPOUND

EUR	100,389,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(23,979)
				OIS-COMPOUND

EUR	100,389,000	—	8/30/14	0.309%	3 month EUR-	(337,432)
					EURIBOR-
					REUTERS

EUR	100,389,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(23,993)
				OIS-COMPOUND

EUR	100,389,000	—	8/31/14	0.314%	3 month EUR-	(349,620)
					EURIBOR-
					REUTERS

EUR	100,389,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(90,748)
				OIS-COMPOUND

EUR	100,389,000	—	9/3/14	0.283%	3 month EUR-	(264,269)
					EURIBOR-
					REUTERS

EUR	16,665,000	—	5/22/23	1.595%	6 month EUR-	655,806
					EURIBOR-
					Telerate

GBP	6,323,000	—	9/23/31	6 month GBP-	3.1175%	98,058
				LIBOR-BBA

JPY	952,289,000	—	5/28/23	1.015%	6 month JPY-	(46,857)
					LIBOR-BBA

KRW	11,900,000,000	—	7/12/18	3.07%	3 month KRW-	19,500
					CD-KSDA-
					BLOOMBERG

KRW	28,260,000,000	—	7/12/15	3 month KRW-CD-	2.771%	(37,115)
				KSDA-BLOOMBERG

SEK	55,232,000	—	5/27/23	3 month SEK-	2.2375%	(291,992)
				STIBOR-SIDE

SEK	28,837,000	—	8/2/23	3 month SEK-	2.6225%	(14,844)
				STIBOR-SIDE

JPMorgan Chase Bank N.A.
	$22,584,000	—	2/28/18	0.92%	3 month USD-	411,084
					LIBOR-BBA

	70,854,000 E	(170,639)	9/18/18	1.15%	3 month USD-	1,549,696
					LIBOR-BBA

	127,002,500 E	(1,357,183)	9/18/23	2.20%	3 month USD-	6,029,282
					LIBOR-BBA

	40,216,500 E	884,134	9/18/23	3 month USD-	2.20%	(1,454,858)
				LIBOR-BBA

70 Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
	$37,549,000 E	$(9,065)	9/18/15	0.45%	3 month USD-	$43,128
					LIBOR-BBA

	6,917,000	—	6/7/23	3 month USD-	2.343%	(238,531)
				LIBOR-BBA

AUD	8,637,000	—	4/30/23	3.805%	6 month AUD-	195,956
					BBR-BBSW

AUD	11,393,000	—	4/26/23	6 month AUD-BBR-	3.8875%	(187,586)
				BBSW

CAD	23,610,000	—	2/26/18	3 month CAD-BA-	1.65%	(438,040)
				CDOR

CAD	8,046,000	—	6/26/23	3 month CAD-BA-	2.9775%	46,966
				CDOR

CAD	10,727,000	—	4/26/23	2.1706%	3 month CAD-	648,562
					BA-CDOR

CAD	9,902,000	—	5/15/23	2.384%	3 month CAD-	426,759
					BA-CDOR

CAD	4,582,000	—	6/14/23	2.6025%	3 month CAD-	119,164
					BA-CDOR

CAD	9,075,000	—	7/9/23	3 month CAD-BA-	2.963%	33,258
				CDOR

JPY	1,060,496,000	—	5/7/43	1.74375%	6 month JPY-	532,634
					LIBOR-BBA

JPY	1,009,425,000	—	6/3/43	6 month JPY-	1.945%	(5,150)
				LIBOR-BBA

JPY	293,388,000	—	6/7/43	1.955%	6 month JPY-	(5,282)
					LIBOR-BBA

ZAR	255,869,000	—	7/10/15	5.90%	3 month ZAR-	47,149
					JIBAR-SAFEX

ZAR	114,955,000	—	7/10/18	3 month ZAR-	7.11%	(66,517)
				JIBAR-SAFEX

Royal Bank of Scotland PLC (The)
	$4,479,000	(59,343)	6/19/23	2.00%	3 month USD-	241,476
					LIBOR-BBA

Total						$(3,632,792)

E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$104,157,400 E	$(5,095,294)	9/18/23	2.20%	3 month USD-	$962,501
				LIBOR-BBA

73,336,100 E	2,307,581	9/18/23	3 month USD-	2.20%	(1,957,646)
			LIBOR-BBA

19,013,300	(26,394)	6/21/23	3 month USD-	2.3625%	(675,594)
			LIBOR-BBA

Premier Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$76,053,300	$192,932	7/2/23	3 month USD-	2.58%	$(981,274)
				LIBOR-BBA

	11,205,000 E	33,237	9/18/15	3 month USD-	0.45%	17,663
				LIBOR-BBA

	21,748,000 E	(90,173)	9/18/15	0.45%	3 month USD-	(59,944)
					LIBOR-BBA

	39,447,000 E	(1,174,213)	9/18/23	2.20%	3 month USD-	1,120,026
					LIBOR-BBA

	3,292,000	(24)	7/18/23	3 month USD-	2.738%	(8,632)
				LIBOR-BBA

	4,203,000	(55)	6/10/23	3 month USD-	2.27%	(174,860)
				LIBOR-BBA

EUR	12,950,000	(309)	7/29/43	6 month EUR-	2.516%	90,843
				EURIBOR-REUTERS

EUR	58,600,000	(558)	7/29/23	2.0055%	6 month EUR-	(295,442)
					EURIBOR-
					REUTERS

EUR	9,695,000	(91)	7/17/23	1.918%	6 month EUR-	44,885
					EURIBOR-
					REUTERS

EUR	7,418,000	(70)	7/17/23	1.906%	6 month EUR-	45,441
					EURIBOR-
					REUTERS

EUR	13,100,000	(312)	7/26/43	6 month EUR-	2.462%	(115,085)
				EURIBOR-REUTERS

EUR	31,100,000	(296)	7/26/23	1.95%	6 month EUR-	48,803
					EURIBOR-
					REUTERS

EUR	60,100,000	(322)	7/29/18	6 month EUR-	1.186%	100,192
				EURIBOR-REUTERS

JPY	1,636,542,000	(294)	7/12/43	2.024375%	6 month JPY-	(286,770)
					LIBOR-BBA

JPY	7,875,924,000	(319)	7/12/18	6 month JPY-	0.5175%	285,632
				LIBOR-BBA

JPY	818,271,000	(148)	7/18/43	1.9825%	6 month JPY-	(53,657)
					LIBOR-BBA

JPY	3,937,962,000	(161)	7/18/18	6 month JPY-	0.4825%	68,018
				LIBOR-BBA

JPY	298,265,000	(54)	7/24/43	6 month JPY-	1.99375%	27,037
				LIBOR-BBA

JPY	3,972,000,000	(287)	7/30/23	0.99%	6 month JPY-	(19,499)
					LIBOR-BBA

JPY	7,748,300,000	(315)	7/30/18	6 month JPY-	0.4475%	(20,743)
				LIBOR-BBA

JPY	667,000,000	(121)	7/30/43	6 month JPY-	1.9775%	30,914
				LIBOR-BBA

	$2,915,000 E	(172,609)	9/18/23	2.20%	3 month USD-	(3,073)
					LIBOR-BBA

72 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$9,938,000	$(131)	7/5/23	2.703%	3 month USD-	$44,125
					LIBOR-BBA

EUR	2,447,000	(43)	7/31/23	1.998%	6 month EUR-	(10,039)
					EURIBOR-
					REUTERS

GBP	41,500,000	(513)	7/29/18	6 month GBP-	1.38%	(26,022)
				LIBOR-BBA

GBP	10,100,000	(527)	7/29/43	3.32%	6 month GBP-	(25,363)
					LIBOR-BBA

	$35,975,000 E	(1,022,028)	9/18/18	1.15%	3 month USD-	(148,555)
					LIBOR-BBA

	63,202,000 E	177,408	9/18/15	3 month USD-	0.45%	89,559
				LIBOR-BBA

	81,131,000 E	4,607,387	9/18/23	3 month USD-	2.20%	(111,192)
				LIBOR-BBA

	75,988,000 E	(3,126,030)	9/18/23	2.20%	3 month USD-	1,293,430
					LIBOR-BBA

	104,757,000 E	(260,852)	9/18/15	0.45%	3 month USD-	(115,240)
					LIBOR-BBA

	26,158,000 E	(2,587,916)	9/18/43	3.15%	3 month USD-	(59,483)
					LIBOR-BBA

	10,000,000	(132)	7/2/23	2.7025%	3 month USD-	42,074
					LIBOR-BBA

EUR	4,763,000	(83)	8/2/23	1.973%	6 month EUR-	(3,034)
					EURIBOR-
					REUTERS

EUR	31,900,000	(340)	7/30/18	6 month EUR-	1.185%	51,597
				EURIBOR-REUTERS

EUR	15,400,000	(269)	7/30/23	2.005%	6 month EUR-	(77,231)
					EURIBOR-
					REUTERS

GBP	3,958,000	(80)	7/31/23	2.44375%	6 month GBP-	17,349
					LIBOR-BBA

GBP	1,800,000	(36)	7/26/23	6 month GBP-	2.4775%	1,865
				LIBOR-BBA

GBP	2,100,000	(26)	7/26/18	1.4075%	6 month GBP-	(3,722)
					LIBOR-BBA

GBP	2,300,000	(120)	7/26/43	3.335%	6 month GBP-	(17,183)
					LIBOR-BBA

JPY	7,748,300,000	(637)	8/1/18	6 month JPY-	0.4525%	19,464
				LIBOR-BBA

JPY	3,972,000,000	(535)	8/1/23	0.9955%	6 month JPY-	(38,223)
					LIBOR-BBA

JPY	667,000,000	(231)	8/1/43	6 month JPY-	1.96125%	2,153
				LIBOR-BBA

	$27,900,000	(949)	7/31/43	3.63%	3 month USD-	(37,570)
					LIBOR-BBA

Premier Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$33,502,700 E	$(2,064,239)	9/18/23	2.20%	3 month USD-	$(115,722)
					LIBOR-BBA

	106,000,000	(853)	7/31/18	3 month USD-	1.545%	(75,837)
				LIBOR-BBA

	72,912,700 E	(4,037,517)	9/18/23	2.20%	3 month USD-	203,086
					LIBOR-BBA

	3,754,000 E	(381,909)	9/18/43	3.15%	3 month USD-	(19,048)
					LIBOR-BBA

	25,473,000 E	635,312	9/18/18	3 month USD-	1.15%	16,827
				LIBOR-BBA

	55,100,000	(444)	6/26/18	1.765%	3 month USD-	(712,844)
					LIBOR-BBA

	14,100,000	(479)	6/26/43	3.55%	3 month USD-	159,490
					LIBOR-BBA

	59,400,000	(784)	6/26/23	3 month USD-	2.875%	725,582
				LIBOR-BBA

EUR	23,400,000	(414)	6/20/23	1.835%	6 month EUR-	288,835
					EURIBOR-
					Telerate

EUR	32,000,000 E	(466)	7/2/23	2.895%	6 month EUR-	(110,300)
					EURIBOR-
					Telerate

EUR	5,127,000	(88)	7/2/23	2.0125%	6 month EUR-	(43,872)
					EURIBOR-
					Telerate

EUR	32,000,000 E	(467)	7/3/23	2.89%	6 month EUR-	(100,084)
					EURIBOR-
					REUTERS

EUR	63,657,000	(1,096)	7/15/23	1.945%	6 month EUR-	70,693
					EURIBOR-
					REUTERS

EUR	13,100,000	(581)	7/15/43	2.513%	6 month EUR-	(92,642)
					EURIBOR-
					REUTERS

EUR	31,100,000	(535)	7/15/23	6 month EUR-	1.943%	(43,506)
				EURIBOR-REUTERS

GBP	51,300,000	(617)	7/10/18	1.4525%	6 month GBP-	(330,680)
					LIBOR-BBA

GBP	45,400,000	(896)	7/10/23	6 month GBP-	2.49%	220,488
				LIBOR-BBA

GBP	12,400,000	(630)	7/10/43	3.335%	6 month GBP-	(115,044)
					LIBOR-BBA

JPY	329,391,000	(114)	7/1/43	6 month JPY-	1.871%	(68,764)
				LIBOR-BBA

JPY	255,806,000	(89)	8/2/43	6 month JPY-	1.94%	(13,039)
				LIBOR-BBA

	$64,895,700 E	(2,808,009)	9/18/23	2.20%	3 month USD-	966,325
					LIBOR-BBA

74 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$22,976,600 E	$1,205,584	9/18/23	3 month USD-	2.20%	$(130,735)
				LIBOR-BBA

	11,599,000 E	13,766	9/18/15	3 month USD-	0.45%	(2,356)
				LIBOR-BBA

	91,739,000	(739)	7/5/18	1.5625%	3 month USD-	(208,348)
					LIBOR-BBA

	24,895,000	(846)	7/5/43	3.43%	3 month USD-	886,118
					LIBOR-BBA

	89,888,000	(1,187)	7/5/23	3 month USD-	2.69125%	(498,424)
				LIBOR-BBA

GBP	12,400,000	(640)	7/17/43	3.27%	6 month GBP-	143,713
					LIBOR-BBA

GBP	45,400,000	(909)	7/17/23	6 month GBP-	2.38125%	(517,521)
				LIBOR-BBA

GBP	51,300,000	(627)	7/17/18	1.35%	6 month GBP-	93,540
					LIBOR-BBA

JPY	517,071,000	(179)	6/21/43	1.8975%	6 month JPY-	69,794
					LIBOR-BBA

Total						$(275,780)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$909,717	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(2,223)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,685,802	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	154,274
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,263,423	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,932)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,942,380	(10,926)	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(775)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
917,985	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,190
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,417,500	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,072
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Premier Income Trust 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,660,219	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$11,195
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,448,797	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,995
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,947,264	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,088)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

20,240,551	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(49,454)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,277,331	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,121)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,761,817	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(31,697)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

577,904	—	1/12/40	4.00% (1 month	Synthetic MBX Index	4,137
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,277,140	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,564)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

158,437	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(387)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,627,862	—	1/12/41	5.00% (1 month	Synthetic MBX Index	11,230
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,596,688	—	1/12/41	5.00% (1 month	Synthetic MBX Index	52,407
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,165,762	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,622)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,089,846	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,993
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,030,566	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(27,674)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,769,092	—	1/12/41	5.00% (1 month	Synthetic MBX Index	32,900
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,398,559	—	1/12/40	4.00% (1 month	Synthetic MBX Index	10,011
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

76 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$245,916	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$494
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,348,599	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,419)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

664,710	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,586
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,301,784	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(42,309)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,180,537	—	1/12/41	3.50% (1 month	Synthetic MBX Index	25,415
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

692,370	—	1/12/41	3.50% (1 month	Synthetic MBX Index	5,533
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,729,611	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,999)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

828,349	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,232
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,883,585	—	1/12/41	5.00% (1 month	Synthetic MBX Index	33,690
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,656,671	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20,116)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,408,348	—	1/12/40	4.00% (1 month	Synthetic MBX Index	24,397
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,123,255	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,681)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,103,822	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,027)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,172,850	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	5,613
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

710,698	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,792
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,678,927	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,545)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Premier Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$5,375,572	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$37,363
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

20,504,545	—	1/12/41	5.00% (1 month	Synthetic MBX Index	141,454
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,769,258	—	1/12/41	3.50% (1 month	Synthetic MBX Index	14,138
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

4,501,037	—	1/12/41	5.00% (1 month	Synthetic MBX Index	31,051
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

804,535	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,425
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,608,970	—	1/12/40	5.00% (1 month	Synthetic MBX Index	17,592
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,891,349	—	1/12/40	5.00% (1 month	Synthetic MBX Index	12,754
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,644,357	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	85,019
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

226,804	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,897)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

235,549	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,296)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,148,283	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(72,332)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,875,466	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(65,870)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

9,391,670	—	1/12/38	6.50% (1 month	Synthetic MBX Index	51,666
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,625,291	—	1/12/39	6.00% (1 month	Synthetic MBX Index	47,050
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

9,690,789	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	95,311
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,490,741	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	14,662
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

78 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,656,471	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$8,934
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,023,195	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(13,228)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,011,598	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,614)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,011,598	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,614)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

4,263,423	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,932)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,030,116	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(13,273)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

5,272,823	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(34,475)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,030,116	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(13,273)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,088,231	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	17,319
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

64,969	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(357)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,186,799	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,116)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,005,254	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,229
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,495,351	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(37,143)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,502,156	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(22,360)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,461,820	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,085
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,904,997	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(28,356)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Premier Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,176,149	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(22,974)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,365,946	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(13,434)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,640,359	—	1/12/38	6.50% (1 month	Synthetic TRS Index	7,309
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

522,382	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,049
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,053,312	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(26,501)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,346,224	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,907)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,077,155	(226,807)	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(57,793)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.
2,861,781	—	1/12/41	5.00% (1 month	Synthetic MBX Index	19,742
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,511,447	—	1/12/41	5.00% (1 month	Synthetic MBX Index	44,920
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,029,057	—	1/12/41	5.00% (1 month	Synthetic MBX Index	41,592
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,963,181	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,240)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,653,832	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	45,772
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,075,561	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	(3,690)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

7,352,293	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	17,964
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,583,658	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	6,313
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

80 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
$4,139,030	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$10,113
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,031,432	(120,629)	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(53,837)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
2,170,482	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,973
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

14,903,644	—	1/12/41	3.50% (1 month	Synthetic MBX Index	119,093
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,725,469	—	1/12/41	3.50% (1 month	Synthetic MBX Index	29,770
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,616,469	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,950)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,886,034	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,052)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,764,655	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,209)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

909,199	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,221)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,668,114	—	1/12/41	3.50% (1 month	Synthetic MBX Index	45,293
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,312,290	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,980
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,292,741	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(32,385)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,263,423	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,932)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,186,799	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,116)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,365,946	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(13,434)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Premier Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$7,715,765	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$18,852
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,445,165	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,748
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,257,733	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,290
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

8,554,030	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	20,900
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,317,276	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,435
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,307,427	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	52,200
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,993,346	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,200
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

15,907,358	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	38,867
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,167,833	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,627
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,214,106	(45,433)	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(30,040)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,090,857	(101,817)	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(42,919)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

8,911,913	(77,979)	1/12/41	(4.50%) 1 month	Synthetic TRS Index	30,635
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Deutsche Bank AG
2,764,655	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,209)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International
2,781,445	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,796)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

769,142	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,102
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

82 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,049,918	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$4,369
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,145,258	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,299
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,710,185	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,179)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,703,912	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(16,758)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,517,052	—	1/12/42	4.00% (1 month	Synthetic TRS Index	5,142
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,517,052	—	1/12/42	4.00% (1 month	Synthetic TRS Index	5,142
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,717,325	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(26,726)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

823,064	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(8,095)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,879,245	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,365)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,954,897	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,220)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,531,820	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(103,583)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

9,774,309	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(96,133)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,751,132	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,633)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

657,850	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,619)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,197,726	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(178,979)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,563,513	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(44,883)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Premier Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,536,733	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(3,755)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,448,655	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,869)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,464,195	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,097
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,401,381	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,007
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,353,577	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,194)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

86,395	—	1/12/38	6.50% (1 month	Synthetic TRS Index	173
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,952,531	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(19,204)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

14,372,625	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(68,788)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,473,127	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,110
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

879,981	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,260
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,946,107	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,220
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,301,482	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(32,471)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

627,715	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,260
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

17,444,091	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(42,622)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,222,007	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,202)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

84 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,234,418	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(6,791)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,496,941	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,874)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

643,584	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,572)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,451,378	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,763)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,399,029	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,198)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,481,164	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,148)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

44,234	—	1/12/38	6.50% (1 month	Synthetic TRS Index	89
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

113,489	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(624)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

302,730	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,665)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,177,345	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,207)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,798,013	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,836)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,363,031	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,104)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,826,817	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,350)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,971,542	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,477)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,005,377	—	1/12/42	4.00% (1 month	Synthetic TRS Index	11,704
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Premier Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$7,785,664	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$19,023
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,757,186	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	18,953
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,153,585	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,819
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,153,585	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,819
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,163,576	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	31,115
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,075,561	—	1/12/41	3.50% (1 month	Synthetic TRS Index	3,690
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

675,958	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	(1,357)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

654,788	—	1/12/39	6.00% (1 month	Synthetic TRS Index	938
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,803,517	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,293)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,769,584	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(37,075)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,597,906	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	16,121
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,539,352	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(64,316)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,927,950	—	1/12/42	4.00% (1 month	Synthetic TRS Index	10,129
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,263,423	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,932)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,929,852	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,602)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

86 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$7,053,541	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(17,234)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,732,378	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(26,874)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	5,657,123	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,822)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	5,687,153	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	55,935
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,943,791	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	19,118
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	10,184,996	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,885
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	10,184,996	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,885
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	7,020,404	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	17,153
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	8,163,143	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	80,287
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

EUR	23,400,000	—	6/20/23	1.84%	Eurostat Eurozone	114,870
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.
	$10,705,870	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(26,158)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	7,085,634	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(69,689)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	6,211,652	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,177)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Total						$(123,265)

Premier Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/13

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$9,980	$146,000	5/11/63	300 bp	$(2,301)
BBB Index

CMBX NA	BBB–/P	19,586	325,000	5/11/63	300 bp	(7,752)
BBB Index

CMBX NA	BBB–/P	40,127	650,000	5/11/63	300 bp	(14,548)
BBB Index

CMBX NA	BBB–/P	38,247	671,000	5/11/63	300 bp	(18,195)
BBB Index

Barclays Bank PLC
Irish Gov’t, 4.50%,	—	(81,643)	1,019,000	9/20/17	(100 bp)	(74,065)
4/18/2020

Obrigacoes Do	—	(166,263)	1,019,000	9/20/17	(100 bp)	(51,968)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA	BBB–/P	3,526	120,000	5/11/63	300 bp	(6,568)
BBB Index

CMBX NA	BBB–/P	2,606	336,000	5/11/63	300 bp	(25,657)
BBB Index

CMBX NA	BBB–/P	46,080	377,000	5/11/63	300 bp	14,368
BBB Index

CMBX NA	BBB–/P	36,858	380,000	5/11/63	300 bp	4,894
BBB Index

CMBX NA	BBB–/P	7,635	399,000	5/11/63	300 bp	(25,928)
BBB Index

CMBX NA	BBB–/P	48,395	608,000	5/11/63	300 bp	(2,748)
BBB Index

CMBX NA	BBB–/P	48,442	665,000	5/11/63	300 bp	(7,496)
BBB Index

CMBX NA	BBB–/P	7,802	672,000	5/11/63	300 bp	(48,725)
BBB Index

CMBX NA	BBB–/P	11,523	750,000	5/11/63	300 bp	(51,564)
BBB Index

CMBX NA	BBB–/P	85,870	760,000	5/11/63	300 bp	21,942
BBB Index

CMBX NA	BBB–/P	73,716	760,000	5/11/63	300 bp	9,787
BBB Index

CMBX NA	BBB–/P	62,716	786,000	5/11/63	300 bp	(3,400)
BBB Index

CMBX NA	BBB–/P	61,012	788,000	5/11/63	300 bp	(5,272)
BBB Index

88 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/13 cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty/		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$51,903		$789,000	5/11/63	300 bp	$(14,465)
BBB Index

CMBX NA	BBB–/P	24,251		797,000	5/11/63	300 bp	(42,790)
BBB Index

CMBX NA	BBB–/P	14,042		797,000	5/11/63	300 bp	(52,999)
BBB Index

CMBX NA	BBB–/P	73,649		961,000	5/11/63	300 bp	(7,187)
BBB Index

CMBX NA	BBB–/P	81,253		1,980,000	5/11/63	300 bp	(85,298)
BBB Index

CMBX NA	BBB–/P	83,157		752,000	5/11/63	300 bp	19,902
BBB Index

Spain Gov’t, 5.50%,	—	(120,132)		1,019,000	9/20/17	(100 bp)	(72,391)
7/30/2017

Deutsche Bank AG
Republic of	B3	161,961		1,385,000	3/20/17	500 bp	(447,583)
Argentina, 8.28%,
12/31/33

Smurfit Kappa	BB–/F	—	EUR	935,000	9/20/13	715 bp	22,524
Funding, 7 3/4%,
4/1/15

Virgin Media	B/P	—	EUR	880,000	9/20/13	535 bp	15,561
Finance PLC,
8 3/4%, 4/15/14

Virgin Media	B/P	—	EUR	880,000	9/20/13	477 bp	13,821
Finance PLC,
8 3/4%, 4/15/14

JPMorgan Chase Bank N.A.
NA HY	B+/P	(200,140)		$6,042,000	6/20/18	500 bp	180,471
Series 20 Index

Russian Federation,	Baa1	—		225,000	9/20/13	276 bp	2,960
7 1/2%, 3/31/30

Total							$(762,670)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Premier Income Trust 89

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*

Consumer cyclicals	$489,231	$448	$168,974

Total common stocks	489,231	448	168,974

Convertible bonds and notes	—	278,588	—

Convertible preferred stocks	307,824	945,850	—

Corporate bonds and notes	—	271,053,967	—

Foreign government and agency bonds and notes	—	87,721,768	—

Mortgage-backed securities	—	381,529,403	—

Preferred stocks	—	1,468,201	—

Purchased swap options outstanding	—	1,941,953	—

Senior loans	—	10,514,177	—

U.S. government and agency mortgage obligations	—	233,951,610	—

U.S. treasury obligations	—	3,107,721	—

Warrants	—	9,302	—

Short-term investments	34,503,474	42,541,424	—

Totals by level	$35,300,529	$1,035,064,412	$168,974

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(612,173)	$—

Futures contracts	(51,382)	—	—

Written swap options outstanding	—	(2,420,016)	—

TBA sale commitments	—	(56,334,218)	—

Interest rate swap contracts	—	9,073,073	—

Total return swap contracts	—	460,326	—

Credit default contracts	—	(1,288,829)	—

Totals by level	$(51,382)	$(51,121,837)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

90 Premier Income Trust

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,030,985,232)	$1,050,650,441
Affiliated issuers (identified cost $19,883,474) (Notes 1 and 5)	19,883,474

Cash	761,120

Foreign currency (cost $217,760) (Note 1)	217,892

Dividends, interest and other receivables	10,146,286

Receivable for investments sold	12,488,350

Receivable for sales of delayed delivery securities (Note 1)	63,208,133

Receivable for variation margin (Note 1)	699,547

Unrealized appreciation on forward currency contracts (Note 1)	3,621,336

Unrealized appreciation on OTC swap contracts (Note 1)	38,512,257

Premium paid on OTC swap contracts (Note 1)	5,297,748

Total assets	1,205,486,584

LIABILITIES

Payable for investments purchased	7,569,594

Payable for purchases of delayed delivery securities (Note 1)	235,503,314

Payable for compensation of Manager (Note 2)	1,529,453

Payable for investor servicing fees (Note 2)	34,564

Payable for custodian fees (Note 2)	55,080

Payable for Trustee compensation and expenses (Note 2)	252,530

Payable for administrative services (Note 2)	1,381

Payable for variation margin (Note 1)	1,616,684

Distributions payable to shareholders	3,618,256

Unrealized depreciation on OTC swap contracts (Note 1)	43,030,984

Premium received on OTC swap contracts (Note 1)	5,954,715

Unrealized depreciation on forward currency contracts (Note 1)	4,233,509

Written options outstanding, at value (premiums $3,353,951) (Notes 1 and 3)	2,420,016

TBA sale commitments, at value (proceeds receivable $56,268,438) (Note 1)	56,334,218

Collateral on certain derivative contracts, at value (Note 1)	17,727,721

Other accrued expenses	171,262

Total liabilities	380,053,281

Net assets	$825,433,303

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,048,498,175

Undistributed net investment income (Note 1)	5,856,187

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(243,945,758)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,024,699

Total — Representing net assets applicable to capital shares outstanding	$825,433,303

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($825,433,303 divided by 138,455,453 shares)	$5.96

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 91

Statement of operations Year ended 7/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $7,260) (including interest income of $66,088 from investments
in affiliated issuers) (Note 5)	$53,055,980

Dividends	165,985

Total investment income	53,221,965

EXPENSES

Compensation of Manager (Note 2)	5,947,565

Investor servicing fees (Note 2)	419,291

Custodian fees (Note 2)	113,328

Trustee compensation and expenses (Note 2)	78,966

Administrative services (Note 2)	24,034

Other	599,675

Total expenses	7,182,859

Expense reduction (Note 2)	(744)

Net expenses	7,182,115

Net investment income	46,039,850

Net realized gain on investments (Notes 1 and 3)	27,080,426

Net increase from payments by affiliates (Note 2)	17,113

Net realized gain on swap contracts (Note 1)	11,854,065

Net realized loss on futures contracts (Note 1)	(2,358,704)

Net realized gain on foreign currency transactions (Note 1)	803,676

Net realized loss on written options (Notes 1 and 3)	(13,431,355)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,133,417)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	6,960,374

Net gain on investments	26,792,178

Net increase in net assets resulting from operations	$72,832,028

The accompanying notes are an integral part of these financial statements.

92 Premier Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/13	Year ended 7/31/12

Operations:
Net investment income	$46,039,850	$39,022,215

Net realized gain (loss) on investments
and foreign currency transactions	23,965,221	(95,722,125)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,826,957	55,555,751

Net increase (decrease) in net assets resulting
from operations	72,832,028	(1,144,159)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(46,497,499)	(48,835,107)

From return of capital	—	(7,818,755)

Increase in capital share transactions from reinvestment
of distributions	268,669	1,471,508

Decrease from shares repurchased (Note 4)	(19,246,949)	—

Total increase (decrease) in net assets	7,356,249	(56,326,513)

NET ASSETS

Beginning of year	818,077,054	874,403,567

End of year (including undistributed net investment income
and distributions in excess of net investment income
of $5,856,187 and $10,769,072, respectively)	$825,433,303	$818,077,054

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	142,024,455	141,775,790

Shares issued in connection with reinvestment
of distributions	46,339	248,665

Shares repurchased (Note 4)	(3,615,157)	—

Retirement of shares held by the fund	(184)	—

Shares outstanding at end of year	138,455,453	142,024,455

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 93

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	7/31/13	7/31/12	7/31/11	7/31/10	7/31/09

Net asset value, beginning of period	$5.76	$6.17	$6.31	$5.73	$6.55

Investment operations:

Net investment income[a]	.32	.27	.45	.61	.30

Net realized and unrealized
gain (loss) on investments	.19	(.28)	.09	.81	(.64)

Total from investment operations	.51	(.01)	.54	1.42	(.34)

Less distributions:

From net investment income	(.33)	(.34)	(.68)	(.84)	(.52)

From return of capital	—	(.06)	—	—	—

Total distributions	(.33)	(.40)	(.68)	(.84)	(.52)

Increase from shares repurchased	.02	—	—	—	.04

Net asset value, end of period	$5.96	$5.76	$6.17	$6.31	$5.73

Market price, end of period	$5.25	$5.63	$6.09	$6.67	$5.37

Total return at market price (%)[b]	(1.06)	(0.63)	1.45	42.21	0.65

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$825,433	$818,077	$874,404	$887,215	$803,324

Ratio of expenses to average
net assets (%)[c]	.86	.88	.85	.87 [e]	.93 [e,f]

Ratio of net investment income
to average net assets (%)	5.49	4.80	7.16	9.78	5.92 [f]

Portfolio turnover (%)[d]	215	153	294	85	230

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively.

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2009, reflect a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Premier Income Trust

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through July 31, 2013.

Putnam Premier Income Trust (the fund) is a non-diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The investment objective of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Premier Income Trust 95

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium

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originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in

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the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries, and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

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Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $20,563,506 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $38,616,260.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

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unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2013, the fund had a capital loss carryover of $228,217,030 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$29,532,849	$29,765,679	$59,298,528	*

6,338,093	N/A	6,338,093	July 31, 2015

17,302,669	N/A	17,302,669	July 31, 2016

58,742,308	N/A	58,742,308	July 31, 2017

86,535,432	N/A	86,535,432	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,360,010 recognized during the period between November 1, 2012 and July 31, 2013 to its fiscal year ending July 31, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals, dividends payable, realized gains and losses on certain futures contracts, interest on payment-in-kind securities, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $17,082,908 to decrease accumulated net investment loss, $1,675,364 to increase paid-in-capital and $18,758,272 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$27,821,751
Unrealized depreciation	(21,898,700)

Net unrealized appreciation	5,923,051
Undistributed ordinary income	7,482,952
Capital loss carryforward	(228,217,030)
Post-October capital loss deferral	(1,360,010)
Cost for federal income tax purposes	$1,064,749,928

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average net
	net assets,		assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average net
	net assets,		assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average net
	net assets,		assets,

0.550%	of the next $5 billion of average net	0.450%	of the next $5 billion of average net
	assets,		assets,

0.525%	of the next $5 billion of average net	0.440%	of the next $5 billion of average net
	assets,		assets,

0.505%	of the next $5 billion of average net	0.430%	of the next $8.5 billion of average
	assets,		net assets and

0.490%	of the next $5 billion of average net	0.420%	of any excess thereafter.
	assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $17,113 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s, and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $744 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $607, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

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liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,737,412,518 and $1,615,892,167, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $3,955,938 and $3,962,656, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option	Written
		option contract	swap option	number of	option
		amounts	premiums	contracts	premiums

Written options outstanding	USD	833,059,898	$43,141,927	—	$—
at the beginning of the	EUR	—	—	—	—
reporting period

Options opened	USD	4,079,395,173	51,653,578	87	33,819
	EUR	371,421,000	4,285,942	—	—

Options exercised	USD	(395,127,900)	(3,740,640)	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	(87)	(33,819)
	EUR	—	—	—	—

Options closed	USD	(4,213,113,971)	(87,700,914)	—	—
	EUR	(371,421,000)	(4,285,942)	—	—

Written options outstanding	USD	304,213,200	$3,353,951	—	$—
at the end of the	EUR	—	—	—	—
reporting period

Note 4: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 3,615,157 common shares for an aggregate purchase price of $19,246,949, which reflects a weighted-average discount from net asset value per share of 10.41%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,559 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $8,185.

In September 2013, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013).

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Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$51,748,870	$379,467,735	$431,216,605	$54,374	$—

Putnam Short Term
Investment Fund*	—	246,175,274	226,291,800	11,714	19,883,474

Totals	$51,748,870	$625,643,009	$657,508,405	$66,088	$19,883,474

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased option contracts (contract amount)	$690,000

Purchased swap option contracts (contract amount)	$1,045,100,000

Written option contracts (number of contracts)	20

Written swap option contracts (contract amount)	$837,600,000

Futures contracts (number of contracts)	1,000

Forward currency contracts (contract amount)	$780,600,000

OTC interest rate swap contracts (notional)	$4,512,300,000

Centrally cleared interest rate swap contracts (notional)	$672,500,000

OTC total return swap contracts (notional)	$685,300,000

OTC credit default swap contracts (notional)	$19,100,000

Warrants (number of warrants)	600

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The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$605,091	Payables	$1,893,920

Foreign exchange
contracts	Receivables	3,621,336	Payables	4,233,509

Equity contracts	Investments	9,302	Payables	—

	Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	75,060,004*	depreciation	66,056,050*

Total		$79,295,733		$72,183,479

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,086,953	$1,086,953

Foreign exchange
contracts	—	—	841,781	—	$841,781

Interest rate contracts	(17,181,648)	(2,358,704)	—	10,767,112	$(8,773,240)

Total	$(17,181,648)	$(2,358,704)	$841,781	$11,854,065	$(6,844,506)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,846,529)	$(1,846,529)

Foreign exchange
contracts	—	—	—	(4,291,826)	—	$(4,291,826)

Equity contracts	3,954	—	—	—	—	$3,954

Interest rate contracts	—	11,330,834	425,496	—	(5,201,484)	$6,554,846

Total	$3,954	$11,330,834	$425,496	$(4,291,826)	$(7,048,013)	$420,445

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Note 9: New accounting pronouncement

In January 2013, ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013-01 and 2011-11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $35,167,230 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Shareholder meeting results (Unaudited)

January 31, 2013 annual meeting

A proposal to approve fixing the number of Trustees at 15 was approved as follows:

Votes	Votes
for	against	Abstentions

124,214,952	2,329,445	1,223,225

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	124,305,585	3,462,037

Ravi Akhoury	124,440,459	3,327,163

Jameson A. Baxter	124,451,443	3,316,179

Barbara M. Baumann	124,520,027	3,247,595

Charles B. Curtis	124,384,710	3,382,912

Robert J. Darretta	124,558,222	3,209,400

Katinka Domotorffy	124,204,538	3,563,084

John A. Hill	124,415,065	3,352,557

Paul L. Joskow	124,588,256	3,179,366

Elizabeth T. Kennan*	124,086,707	3,680,915

Kenneth R. Leibler	124,561,597	3,206,025

Robert E. Patterson	124,458,227	3,309,395

George Putnam, III	124,513,928	3,253,694

Robert L. Reynolds	124,558,872	3,208,750

W. Thomas Stephens	124,258,366	3,509,256

* Elizabeth T. Kennan has recently retired from the Board of Trustees.

All tabulations are rounded to the nearest whole number.

Premier Income Trust 105

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

106 Premier Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Premier Income Trust 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

108 Premier Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN708
282825 9/13

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles. Similar changes were made in July 2011 to the Putnam Funds Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$153,053	$--	$6,458	$ —
July 31, 2012	$158,194	$--	$6,300	$ —

For the fiscal years ended July 31, 2013 and July 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,458 and $6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$ —	$ —	$ —

July 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

Katinka Domotoriffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 14, 2012

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994-Present	Co-Head of Fixed Income Previously, Team Leader, Portfolio Construction and Global Strategies and Director of Global Core Fixed Income Team
Michael Atkin	2007	Putnam Management 1997-Present	Portfolio Manager Previously, Director of Sovereign Research and Senior Economist
Kevin Murphy	2007	Putnam Management 1999-Present	Portfolio Manager Previously, Team Leader High Grade Credit
Michael Salm	2011	Putnam Management 1997-Present	Co-Head of Fixed Income Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999-Present	Co-Head of Fixed Income Previously, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	16*	$7,430,900,000	17**	$3,229,000,000	15***	$11,837,000,000
Michael Salm	26*	$13,013,900,000	30+	$8,634,700,000	19++	$8,514,500,000
Michael Atkin	7	$5,190,200,000	7	$2,270,400,000	10***	$4,615,700,000
Paul Scanlon	24*	$11,554,200,000	28+++	$6,409,600,000	11	$2,693,700,000
Kevin Murphy	23*	$12,026,200,000	23+	$4,995,700,000	15***	$7,761,100,000

*	4 accounts, with total assets of $1,527,800,000, pay an advisory fee based on account performance.

**	1 accounts, with total assets of $114,000,000, pay an advisory fee based on account performance.

***	1 accounts, with total assets of $457,300,000 pay an advisory fee based on account performance.

+ 2 accounts, with total assets of $172,200,000 pay an advisory fee based on account performance

++ 2 accounts, with total assets of $621,700,000, pay an advisory fee based on account performance

+++ 3 accounts, with total assets of $337,400,000, pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*Assets in the fund

	Year	$0	$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over

D. William Kohli	2013	*
	2012	*
Michael Atkin	2013	*
	2012	*
Michael V Salm	2013	*
	2012	*
Kevin Murphy	2013	*
	2012	*
Paul Scanlon	2013	*
	2012	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 - August 31, 2012	—	—	—	14,194,305
September 1 - September 30, 2012	—	—	—	14,194,305
October 1 - October 7, 2012	—	—	—	14,194,305
October 8 - October 31, 2012	—	—	—	14,202,446
November 1 - November 30, 2012	—	—	—	14,202,446
December 1 - December 31, 2012	—	—	—	14,202,446
January 1 - January 31, 2013	—	—	—	14,202,446
February 1 - February 28, 2013	—	—	—	14,202,446
March 1 - March 31, 2013	—	—	—	14,202,446
April 1 - April 30, 2013	—	—	—	14,202,446
May 1 - May 31, 2013	85,274	$5.45	85,274	14,117,172
June 1 - June 30, 2013	1,783,129	$5.32	1,783,129	12,334,043
July 1 - July 31, 2013	1,746,754	$5.32	1,746,754	10,587,289

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchases up to a total of 14,194,305 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchases up to a total of 14,202,446 of its shares.

** Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date September 27, 2013